UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 16, 2025

Dear Fellow Stockholder:

On behalf of the Board of Directors of BankFinancial Corporation (the “Company”), I cordially invite you to attend our 2025 Annual Meeting of Stockholders.  The meeting will be held at the Chicago Marriott Southwest at Burr Ridge, 1200 Burr Ridge Pkwy., Burr Ridge, Illinois, on Monday, July 21, 2025, at 11:00 A.M., Chicago, Illinois Time.

At the Annual Meeting, our stockholders will vote on the election of two directors, the ratification of the engagement of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025, an advisory, non-binding resolution to approve our executive compensation, an amendment to our charter to divest the Board of Directors of its exclusive power to amend our bylaws, and a stockholder proposal, if properly presented at the annual meeting.

The Board of Directors, acting on the recommendations of the Corporate Governance and Nominating Committee, has nominated John M. Hausmann and Aaron J. O'Connor to serve as directors of the Company.

The Board of Directors recommends that you vote your shares as follows: FOR the election of our two director nominees; FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025; FOR  the approval on an advisory, non-binding basis of our executive compensation; FOR an amendment to our charter to divest the Board of Directors of its exclusive power to amend our bylaws; and AGAINST the stockholder proposal.

We are enclosing a Proxy Statement and our 2024 Annual Report for your review and consideration, as well as a proxy card for your use in voting your shares of  the Company's common stock.

It is important that your shares are represented at this meeting, whether or not you attend the meeting and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. You may also authorize a proxy to vote your shares by telephone or internet, as indicated on the proxy card. If you attend the meeting, you may vote even if you have previously submitted your vote.

By voting your shares promptly, you will help us reduce the time and expense of soliciting proxies, and you will also ensure that your shares are represented at the Annual Meeting.

Thank you in advance for your attention to this important matter. We are most appreciative of your continued interest and support as stockholders of the Company and as valued customers of BankFinancial, NA.

Very truly yours,

F. Morgan Gasior Chairman and Chief Executive Officer

BANKFINANCIAL CORPORATION

60 North Frontage Road

Burr Ridge, Illinois 60527

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Monday, July 21, 2025

To the Stockholders of BankFinancial Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of BankFinancial Corporation will be held at the Chicago Marriott Southwest at Burr Ridge, 1200 Burr Ridge Pkwy., Burr Ridge, Illinois, on Monday, July 21, 2025, at 11:00 A.M., Chicago, Illinois Time, and any adjournments or postponements thereof.

The purpose of the Annual Meeting is to consider and act upon the following, as described more fully in the Company’s Proxy Statement:

1.	The election of two directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	The ratification of the engagement of RSM US LLP as the independent registered public accounting firm of BankFinancial Corporation for the year ending December 31, 2025;

3.	An advisory, non-binding resolution to approve our executive compensation;

4.	An amendment to our charter to divest the Board of Directors of its exclusive power to amend our bylaws;

5.	A stockholder proposal, if properly presented at the annual. meeting; and

6.	The transaction of such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 16, 2025, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.  Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any such adjournments or postponements. In the event that there are not sufficient votes to establish a quorum at the Annual Meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned or postponed.

By Order of the Board of Directors

James J. Brennan
Secretary

Burr Ridge, Illinois

June 16, 2025

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting

Our Proxy Statement for the 2025 Annual Meeting, the accompanying form of proxy and our 2024 Annual Report are available online at www.envisionreports.com/BFIN.

2025 PROXY STATEMENT

PROXY STATEMENT

BankFinancial Corporation

60 North Frontage Road

Burr Ridge, Illinois 60527

ANNUAL MEETING OF STOCKHOLDERS

Monday, July 21, 2025

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of BankFinancial Corporation, a Maryland corporation (the “Company”), of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) that will be held at the Chicago Marriott Southwest at Burr Ridge, 1200 Burr Ridge Pkwy., Burr Ridge, Illinois, on Monday, July 21, 2025, at 11:00 A.M., Chicago, Illinois Time, and any adjournments or postponements thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being mailed to the stockholders of BankFinancial Corporation on or about June 16, 2025. Whether or not you plan to attend the Annual Meeting, please read this Proxy Statement and authorize the voting of your shares by proxy by following the proxy authorization instructions appearing on the proxy card and discussed below under “Voting and Related Matters — How do I vote?”

An Annual Report for the year ended December 31, 2024, which contains audited consolidated financial statements and other information pertaining to BankFinancial Corporation, accompanies this Proxy Statement.

THE COMPANY

BankFinancial Corporation, a Maryland corporation headquartered in Burr Ridge, Illinois, is the owner of all of the issued and outstanding capital stock of BankFinancial, NA, formerly known as BankFinancial, F.S.B. (each referred to herein as the “Bank”).

VOTING AND RELATED MATTERS

The following is information regarding the Annual Meeting and the voting process.

Why am I receiving this Proxy Statement?

Our Board of Directors has delivered these materials to you in connection with the solicitation by the Board of Directors of proxies for use at our Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

You are receiving this Proxy Statement from us because at the close of business on May 16, 2025, the record date for the Annual Meeting, you owned shares of our common stock, par value $0.01 per share, either directly or through a broker. This Proxy Statement describes the matters that will be presented for consideration by our stockholders at the Annual Meeting. It also gives you information concerning the items of business to be considered at the Annual Meeting to assist you in making an informed voting decision.

When you vote your shares, you appoint the proxy holder as your representative at the Annual Meeting. The proxy holder will vote your shares as you have instructed, thereby ensuring that your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, please vote your shares in advance of the Annual Meeting in case your plans change.

If you have voted your shares and an issue comes up for a vote at the Annual Meeting that is not identified on the proxy card, the proxy holders will vote your shares, pursuant to your proxy, in accordance with their discretion.

What matters will be voted on at the Annual Meeting?

You are being asked to vote on the election of our two director nominees; the ratification of the engagement of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025; an advisory, non-binding resolution to approve our executive compensation; an amendment to our charter (the “Charter”) to divest the Board of Directors of its exclusive power to amend our bylaws (the “Bylaws”); and a stockholder proposal, if properly presented at the annual meeting.

These matters are more fully described in this Proxy Statement.

How do I vote?

Stockholders who own their shares in their name may vote in person at the Annual Meeting by filling out a ballot or may authorize a proxy to vote on their behalf. There are three ways to authorize a proxy:

1.	Internet: You may access the proxy materials on the Internet at www.envisionreports.com/BFIN and follow the instructions on the proxy card or on the Meeting Notice.

2.	Telephone: You may call, toll-free, 1-800-652-VOTE (8683) and follow the instructions provided by the recorded message.

3.	Mail: If you received your proxy materials by mail, you may vote by signing, dating and mailing the enclosed proxy card in the postage paid envelope provided.

You may use the Internet or telephone to submit your proxy until 1:00 A.M., Chicago, Illinois Time on the morning of the Annual Meeting, Monday, July 21, 2025.

Stockholders who hold shares in “street name,” that is, through a broker, should instruct their broker to vote their shares by following the instructions provided by the broker. Your vote as a stockholder is important. Please vote as soon as possible to ensure that your vote is recorded. See “If I hold shares in the name of a broker, who votes my shares?” below.

What if I sign and date my proxy but do not provide voting instructions?

A proxy that is signed and dated, but which does not contain voting instructions will be voted as follows:

•	“FOR” the two director nominees named in this Proxy Statement;

•	“FOR” the ratification of the engagement of RSM US LLP;

•	“FOR” the approval of the advisory, non-binding resolution to approve our executive compensation;

•	“FOR” the amendment to the Charter to divest the Board of Directors of its exclusive power to amend the Bylaws; and

•	“AGAINST” the stockholder proposal.

What does it mean if I receive multiple proxy materials?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please vote all shares. No proxy cards are duplicated.

If I hold shares in the name of a broker, who votes my shares?

If you received this Proxy Statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the ratification of an independent registered public accounting firm, but cannot vote on non-routine matters such as the election of directors and advisory, non-binding votes on executive compensation unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote.” At the Annual Meeting, except with respect to the proposal to amend the Charter, broker non-votes will not affect the outcome of the voting, as described below under “How many votes are needed for each proposal?” We encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures so that your shares will be voted at the Annual Meeting.

What if I change my mind after I vote my shares?

If you hold your shares in your own name, you may revoke your proxy and change your vote by:

•	following the instructions for authorizing a proxy by telephone or Internet appearing on your proxy card;
•

signing another proxy card with the later date and returning the new proxy card by mail to our stock transfer agent and registrar, Computershare Trust Company, N.A., or by sending it to us to the attention of the Secretary of the Company, provided that the new proxy card is actually received by the Secretary before the polls close at the Annual Meeting;

•

sending notice addressed to the attention of the Secretary of the Company that you are revoking your proxy, provided that the notice is actually received by the Secretary before the polls close at the Annual Meeting; or

•	voting in person at the Annual Meeting in accordance with the established voting rules and procedures.

If you hold your shares in the name of a broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

Please mail any new proxy cards to Proxy Services, in care of Computershare Investor Services, at P.O. Box 43101, Providence, RI 02040-5067 or you may send the notice described above or new proxy card to us as follows: BankFinancial Corporation, 60 North Frontage Road, Burr Ridge, Illinois 60527, Attention: James J. Brennan, Secretary.

How many votes do we need to hold the Annual Meeting?

Holders of a majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting in order for us to hold the Annual Meeting and conduct business. Abstentions and broker non-votes are considered present at the Annual Meeting and are counted in determining whether or not a quorum is present.

Shares are counted as present at the Annual Meeting if the stockholder either:

•	is present and votes in person at the Annual Meeting; or
•	has properly submitted a signed proxy card or other proxy (including a broker non-vote).

At the close of business on May 16, 2025, the record date, there were 12,460,678 shares of our common stock, par value $0.01 per share, issued and outstanding. Therefore, at least 6,230,339 shares need to be present at the Annual Meeting in person or by proxy in order for us to hold the Annual Meeting and conduct business.

What happens if a nominee is unable to stand for election?

The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for the substitute nominee designated by the Board of Directors. Proxies cannot be voted for more than two nominees.  We have no reason to believe that any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

Election of Directors (Proposal 1). You may mark the “FOR” box on your proxy card to vote for all director nominees, mark the “FOR ALL EXCEPT” box on your proxy card to vote for all nominees other than any nominee that you specify on your proxy card, or mark the “WITHHOLD” box to withhold your vote for all director nominees.

Ratification of Independent Registered Public Accounting Firm (Proposal 2). You may mark either the “FOR”, “AGAINST”, or “ABSTAIN” box with respect to the ratification of the engagement of RSM US LLP.

Advisory, Non-Binding Vote on Executive Compensation (Say-On-Pay) (Proposal 3). You may mark either the “FOR”, “AGAINST”, or “ABSTAIN” box with respect to the compensation of the Company’s named executive officers. While this vote is required by law, it will neither be binding on the Company or its Board of Directors, nor will it create or imply any change in the duties of or impose any additional duties on the Company or its Board of Directors.

Amendment of the Charter (Proposal 4). You may mark either the “FOR”, “AGAINST”, or “ABSTAIN” box with respect to the approval of the amendment to the Charter to divest the Board of Directors of its exclusive power to amend the Bylaws.

Stockholder Proposal (Proposal 5). You may mark either the “FOR”, “AGAINST”, or “ABSTAIN” box with respect to the stockholder proposal.

Where no instructions are indicated, validly executed proxies will be voted “FOR” the election of the two director nominees, “FOR” the ratification of the engagement of RSM US LLP, “FOR” the approval of the compensation of the Company’s named executive officers, “FOR” the approval of the amendment to the Charter and "AGAINST" the stockholder proposal.

How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this Proxy Statement indicates the number of shares owned by an account attributable to you.

Are there any limits on the voting of shares?

As provided in Section F of Article 6 of the Charter, record holders of common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of this 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. Our Board of Directors is authorized to construe and apply the provisions of Section F of Article 6 of the Charter, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person and whether a person is an affiliate of or has an arrangement or agreement with another person. Further, the Board of Directors is authorized to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by us in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Section F of Article 6 of the Charter.

How many votes are needed for each proposal?

The two director nominees receiving the highest number of votes cast “FOR” their election will be elected as directors, without regard to shares as to which the “FOR ALL EXCEPT” or “WITHHOLD” box has been selected on the proxy card.

The ratification of the engagement of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025, will require the affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card.

The approval of the advisory, non-binding resolution on executive compensation will require the affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card. While this vote is required by law, it will neither be binding on the Company or its Board of Directors, nor will it create or imply any change in the duties of or impose any additional duties on the Company or its Board of Directors.

The approval of the amendment to the Charter to divest the Board of Directors of its exclusive power to amend the Bylaws will require the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting.  You may mark either the “FOR”, “AGAINST”, or “ABSTAIN” box with respect to the approval of the amendment to the Company's Charter.

The approval of the stockholder proposal recommending that the Board of Directors take all necessary steps to sell BankFinancial Corporation will require the affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card.

Shares represented by broker non-votes and abstentions are considered present at the Annual Meeting for the purposes of determining whether or not a quorum is present, but such shares are not considered votes cast and will have no effect on the outcome of the election of directors, the ratification of the engagement of RSM US LLP, the advisory, non-binding resolution to approve our executive compensation, and the stockholder proposal. Shares represented by broker non-votes and abstentions will have the same effect as a vote “AGAINST” the proposal to amend the Charter.

Where do I find the voting results of the Annual Meeting?

We intend to announce voting results at the Annual Meeting or at any postponements or adjournments thereof. The voting results will also be disclosed in a Current Report on Form 8-K that we will file with the SEC.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote “FOR” the election of the two director nominees; “FOR” the ratification of the engagement of RSM US LLP; “FOR” the approval of the compensation of the Company’s named executive officers; “FOR” the approval of the amendment of the Charter; and “AGAINST” the stockholder proposal.

Who do I call if I have any questions?

If you have any questions or need assistance in submitting your proxy, voting your shares or need paper copies of the proxy materials, free of charge, please contact Computershare, toll-free, at 1-800-816-9078, or toll at 1-781-575-3120.

   PROPOSAL 1 - ELECTION OF DIRECTORS; INFORMATION WITH RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

On December 3, 2024, the Board of Directors approved setting the number of directors of the Company at seven, effective on the date of the Annual Meeting or until such time as the Board determines otherwise in accordance with the Bylaws, based upon the Board’s consideration of internal governance guidelines expected to occur in 2025 or at other times or for other reasons as the Board may determine.

At the Annual Meeting, the stockholders of the Company will be requested to elect one class of directors consisting of  two directors. The Corporate Governance and Nominating Committee of the Board of Directors has recommended, and the Board of Directors has nominated, John M. Hausmann and Aaron J. O'Connor  for election as directors in this class of directors for a term of office that will expire at the annual meeting of stockholders in 2028 (the “2028 Annual Meeting”) and until their successors are duly elected and qualify.

The proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting “FOR” the election of the above two director nominees as directors, provided that your proxy will not be voted in favor of any nominee for which your proxy vote has been withheld. If a nominee is unable or unwilling to stand for election at the time of the Annual Meeting, the shares represented by all such proxies will be voted for the election of such replacement nominee as the Board of Directors, acting on the recommendation of the Corporate Governance and Nominating Committee, may designate. At this time, the Board of Directors knows of no reason why the nominees might be unable or unwilling to stand for election as a director, or to serve as a director if elected.

As described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 7, 2024, the Company entered into a Standstill Agreement with Strategic Value Bank Partners, LLC, Strategic Value Investors LP and Benjamin Mackovak. Under the Standstill Agreement and subject to the terms and conditions set forth therein, the Company agreed, among other things, that the Board of Directors would appoint Mr. Mackovak to serve as a director of the Company in the class of directors with a term expiring at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”).

The following table sets forth certain information regarding the nominees and other members of the Board of Directors, including their years of service and terms of office. Except as indicated elsewhere in the Proxy Statement, there are no arrangements or understandings between any of the directors or the nominees and any other person pursuant to which such directors or the nominees were selected.

		Director	Term of Class
Name	Position(s) Held in the Company	Since (1)	to Expire
NOMINEES
John M. Hausmann, C.P.A.	Director	1990	2025
Aaron J. O'Connor, C.P.A.	Director	2024	2025
CONTINUING DIRECTORS
F. Morgan Gasior	Chairman of the Board, Chief Executive Officer and President	1983	2026
Benjamin Mackovak	Director	2024	2026
Debra R. Zukonik	Director	2020	2026
Cassandra J. Francis	Director	2006	2027
Terry R. Wells	Director	1994	2027

(1)

Denotes the earlier of the year the individual became a director of the Bank or the year the individual became a director of the Company or its predecessors, BankFinancial MHC, Inc. (“BankFinancial MHC”) and BankFinancial Corporation, the Company's predecessor federal corporation. Messrs. Gasior, Hausmann and Wells have each served as a director of the Company since its formation in 2004.

Nominees

The business experience for at least the past five years of each nominee for election to the Board of Directors and the qualifications of each nominee to serve as a director is set forth below, with age information as of December 31, 2024.

John M. Hausmann, C.P.A. Age 69. Mr. Hausmann has been a self-employed certified public accountant since 1980, until he retired in 2022. Prior to that time, he was an accountant with Arthur Andersen. Mr. Hausmann is a member of the Illinois Certified Public Accountant Society. He has been a director of the Company since its formation in 2004, and of the Bank since 1990. He was a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005.

Mr. Hausmann brings to the Board, among other skills and qualifications, a comprehensive understanding of accounting, auditing and taxation principles based on his many years of experience as a certified public accountant. His experience as a member of the Audit Committee has provided him with a thorough knowledge of the Company’s internal controls and internal and external audit procedures. His tax and accounting practice and longtime residency in the Bank’s southernmost market territory have also provided him with a unique familiarity with the needs of the Bank’s small business and municipal customers and communities.

Aaron J. O'Connor, C.P.A. Age 50. Mr. O'Connor is a partner and founder of the accounting firm Bridge CPA PLLC, a full-service CPA firm providing audit, tax and business advisory services.  Mr. O'Connor has over 25 years of public accounting experience, mainly providing audit/attestation and business consulting services. During this time, he has worked with clients of all sizes, from start-ups to helping take companies public on the NASDAQ and TSX. Mr. O'Connor's clients have been in financial services, manufacturing, distribution, and professional services. Mr. O'Connor's public accounting experience includes audit partner responsibilities with PKF Mueller from 2020 to 2023, and Crowe LLP from 2004 to 2019. Mr. O’Connor has been a member of the Board of Directors of the Bank since 2023.

Mr. O'Connor brings to the Board, among other skills and qualifications, a comprehensive understanding of accounting, auditing, internal controls, and taxation principles based on his many years of experience as a certified public accountant.

The Board of Directors recommends a vote “FOR” the above nominees.

Continuing Directors

The business experience for at least the past five years of each continuing member of the Board of Directors and each individual’s qualifications to serve as a director are set forth below, with age information as of December 31, 2024.

Cassandra J. Francis. Age 59. Ms. Francis is self-employed as the sole proprietor of KARIATID since 2009, which provides real estate and construction-related strategic planning, management, and program and project advisory services to public, private and non-profit organizations. Ms. Francis is also President of BOCA Enterprises, Inc. and President of  Michiana Enterprises, real estate management companies. Ms. Francis previously served as the Chief Real Estate and Development Officer of the South Shore Line Railroad / Northern Indiana Commuter Transportation District and as the President and CEO of Friends of the Parks. She was also an Executive Director of Clayco, Inc., a national design-build construction firm and the Director of Olympic Village Development for Chicago’s bid to host the 2016 Summer Olympic and Paralympic Games. She has also held various management positions, including Senior Vice President with U.S. Equities Development, L.L.C. from 1995 to 2008. Ms. Francis is a Fellow of the American Institute of Certified Planners, a Fellow of RICS (The Royal Institution of Chartered Surveyors), a Fellow of the Chartered Institute of Arbitrators, and is an admitted member of the Counselors of Real Estate, the professional consulting arm of the National Association of Realtors. She is certified as both an international commercial arbitrator and as a civil commercial mediator. Ms. Francis is a LEED Accredited Professional and is licensed as a real estate managing broker in the States of Illinois and Indiana. She formerly served as Liaison Vice Chair of the Counselors of Real Estate, Vice President of the International Board of Governors of Lambda Alpha International, an honorary land economics society and formerly served on the Chicago Advisory Board of the Urban Land Institute.

Ms. Francis brings to the Board, among other skills and qualifications, substantial experience in urban planning and commercial real estate development and operations, with particular emphasis in retail development and leasing. She also has extensive experience with commercial real estate finance and valuations, particularly in Midwestern markets.

F. Morgan Gasior. Age 61. Mr. Gasior has served as Chairman of the Board, Chief Executive Officer and President of the Company since its formation in 2004, and of the Bank since 1989, and as a director of the Bank since 1983. He held the same positions with the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Gasior has been employed by the Bank in a variety of positions since 1984, and became a full-time employee in 1988 when he was appointed as Executive Vice President and Chief Operating Officer. Mr. Gasior is licensed as an attorney in the States of Illinois and Michigan, but he does not actively practice law.

Mr. Gasior brings to the Board, among other skills and qualifications, a comprehensive understanding of the Bank’s strategies, operations and customers based on his more than 40 years of service as an employee and officer of the Bank. He has led the development and implementation of the Bank’s financial, lending, operational, technology and expansion strategies, and this experience has uniquely positioned him to adjust the Company’s business strategies to respond to changing economic, regulatory and competitive conditions, and to discern and coordinate operational changes to match these strategies. His position on the Board also provides a direct channel of communication from senior management to the Board.

Benjamin Mackovak. Age 43.  Mr. Mackovak is the Co-Founder and Managing Member of Strategic Value Bank Partners, an investment partnership specializing in community banks.  He has held that position since 2015. Prior to co-founding Strategic Value Bank Partners, Mr. Mackovak was the Founder and Portfolio Manager of Cavalier Capital, an investment firm based in Cleveland, Ohio. Mr. Mackovak was a Senior Analyst at Rivanna Capital, an investment firm based in Charlottesville, Virginia from 2006 to 2012. Mr. Mackovak worked at First American Trust, an investment firm based in Newport Beach, California as an Associate Portfolio Manager from 2004 to 2005. Mr. Mackovak began his career at Merrill Lynch.

Mr. Mackovak currently serves on the Board of Directors of First Foundation Inc., People’s Bank of Commerce, and Keystone Bank. Previously, he served on the Boards of Directors of Community Bank of the Bay, United Security Bancshares, First South Bancorp, Peak Bancorp, Foothills Community Bank, and First State Bank of Colorado. In his experience as a bank director, Mr. Mackovak has served on the Compensation Committee, Loan Committee, Corporate Governance Committee, Nominating Committee, ALCO Committee, Strategic Committee, IT Committee, M&A Committee, and Audit Committee of various community banks. In addition to serving on these bank boards, Mr. Mackovak also serves on the Board of Directors for the Great Lakes Science Center.

Mr. Mackovak brings to the Board his experience as a director of other banks and his financial expertise.

Terry R. Wells. Age 66. Mr. Wells has served as the Mayor of the Village of Phoenix, Illinois since 1993, and he currently serves as President of the Southland Regional Mayoral Black Caucus.  He is also a member of the Board of Directors of Pace, a Division of the Regional Transportation Authority (Illinois), and the Chairman of the Board of South Suburban College. Mr. Wells has served as President of the South Suburban Mayors and Managers Association. Mr. Wells retired in 2019 after 35 years teaching history at the secondary school level.  He has been a director of the Company since its formation in 2004, and of the Bank since 1994. He was a director of the Company’s predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005.

Mr. Wells brings to the Board, among other skills and qualifications, substantial experience in municipal government and finance, community and economic development and serving the needs of low- and moderate-income borrowers and communities. His experience as an educator has also provided him with significant expertise in secondary and post-secondary vocational training applicable to the Bank’s customer service and support personnel.

Debra R. Zukonik. Age 62. Ms. Zukonik is the co-owner and Chief Credit Officer of Dare Capital Partners, LLC, which provides asset-based lending and accounts receivable factoring to selected small and medium-size businesses, and co-investment in asset-based lending or accounts receivable factoring facilities to selected financial institutions.  Ms. Zukonik is a co-owner of NN6, LLC, which is a technology company providing specialty report capabilities for factoring software and a co-owner of Horizon ProMed, LP, which is a commercial real estate investment company.  Ms. Zukonik is also a co-owner of FactorHelp, Inc., which is a factoring consulting firm, and a co-owner of Factor Solutions, LLC, which provides servicing for factoring transactions. Ms. Zukonik is a member of the Board of Directors of the American Factoring Association and is a former member of the Advisory Board of the International Factoring Association, having served four times in the past 20 years, and she previously served on the Executive Committee of the Commercial Finance Association Board of Directors.

Ms. Zukonik brings to the Board, among other skills and qualifications, substantial experience and expertise in the Commercial Finance industry with an extensive range of formal training and expertise in commercial credit and collections, underwriting, and financial and credit analysis.

Director Independence

The Board of Directors has determined that, except for Mr. Gasior, who serves as the Chairman, Chief Executive Officer and President of the Company, each of the Company’s directors is “independent” as defined in Rule 5605(a)(2) of the listing standards of the NASDAQ Stock Market.

Executive Officers Who Are Not Directors

Set forth below is information, with age information as of December 31, 2024, regarding the principal occupations for at least the past five years of the individuals who serve as executive officers of the Company and/or the Bank who are not directors of the Company or the Bank. All executive officers of the Company and the Bank are elected annually by their respective Boards of Directors and serve until their successors are elected and qualify. No executive officer identified below is related to any director or other executive officer of the Company or the Bank. Except as indicated elsewhere in this Proxy Statement, there are no arrangements or understandings between any officer identified below and any other person pursuant to which any such officer was selected as an officer.

Gregg T. Adams. Age 65. Mr. Adams has served as the President of the Marketing and Sales Division of the Bank since 2015 and was the Executive Vice President of the Marketing and Sales Division of the Bank from 2001 to 2015 and was the Senior Vice President of the Marketing and Sales Division from 2000 to 2001. Mr. Adams joined the Bank in 1986 and has served in various positions with the Bank and its former real estate subsidiary, Financial Properties, Inc., including as Vice President of Marketing Development. Mr. Adams is also a director of Financial Assurance Services, Inc.

Paul A. Cloutier, C.P.A. Age 61. Mr. Cloutier has served as the Chief Financial Officer and Treasurer of the Company since its formation in 2004, of the Bank since 1991, and of the Company's predecessors, BankFinancial MHC and BankFinancial Corporation, a federal corporation, from 1999 to 2005. Mr. Cloutier also serves as the Executive Vice President of the Finance Division of the Company and the Bank. He is a registered certified public accountant in the State of Michigan and is a member of the American Institute of Certified Public Accountants. Prior to joining the Bank and its parent companies, he was a Senior Tax Associate with Coopers & Lybrand.

John G. Manos. Age 64. Mr. Manos has served as the President of the Bank’s Commercial Real Estate Lending Division since 2014, and was the Regional President of the Bank’s Southern Region from 2006 to 2014. He has held various positions with the Bank since 1999, including Senior Vice President, and Vice President and Senior Vice President of Regional Commercial Banking. Prior to joining the Bank, Mr. Manos was the Manager – Commercial Lending for Preferred Mortgage Associates.

Marci L. Slagle. Age 55.  Ms. Slagle has served as the President of the Bank's Equipment Finance Division since February 2020.  She manages the corporate, governmental and middle market equipment finance and leasing departments.  Ms. Slagle is a Certified Lease Finance Professional (“CLFP”) with over 25 years experience in the commercial equipment leasing/finance industry.  She is a member of the CLFP Foundation and has served as President and as an Executive Committee Member.  Ms. Slagle is a current member of the Equipment Leasing and Finance Association, and formerly served on its Steering Committee – Middle Market Leasing. She is a member of the National Equipment Finance Association.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 16, 2025, or such other date as is indicated, certain information as to the beneficial ownership of shares of the Company’s common stock by: (i) those persons or entities known by the Company to beneficially own more than 5% of the Company’s outstanding shares of common stock; (ii) each director and nominee for election as director; (iii) each named executive officer of the Company; and (iv) all directors and executive officers of the Company and the Bank as a group. The address for each individual listed below is: C/O BankFinancial Corporation, 60 North Frontage Road, Burr Ridge, Illinois 60527. An asterisk denotes beneficial ownership of less than one percent.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
M3 Funds, LLC 2070 E 2100 S, Suite 250 Salt Lake City, Utah 84109	1,043,888	(2)	8.38%
AllianceBernstein L.P. 501 Commerce Street Nashville, Tennessee 37203	964,209	(2)	7.74%
Voya Institutional Trust Company As Trustee fbo BankFinancial and Subsidiaries 401(k) Plan	846,298	(3)	6.79%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, Texas 78746	830,000	(2)	6.66%
Strategic Value Bank Partners, LLC 127 Public Square, Suite 1510 Cleveland, Ohio 44114	645,000	(4)	5.18%
Renaissance Technologies LLC 800 Third Avenue New York, New York 10022	635,572	(2)	5.10%
Directors and Nominees
Cassandra J. Francis	40,444		*
F. Morgan Gasior	334,461	(5)	2.68%
John M. Hausmann	69,049		*
Benjamin Mackovak	645,000	(4)	6.79%
Aaron J. O'Connor	4,298		*
Terry R. Wells	56,384		*
Glen R. Wherfel	106,085	(6)	*
Debra R. Zukonik	3,650		*
Named Executive Officers (other than Mr. Gasior):
Paul A. Cloutier	89,942	(7)	*
Gregg T. Adams	97,994	(8)	—
All Directors and Executive Officers (including Named Executive Officers) as a Group (12 persons)	1,522,026		12.21%

(1)

The information reflected in this column is based upon information furnished to us by the persons named above and the information contained in the records of our stock transfer agent. The nature of beneficial ownership for shares shown in this column, unless otherwise noted, represents sole voting and investment power.

(2)	Amount of shares owned and reported on the most recent Schedule 13F filing with the SEC, reporting ownership as of March 31, 2025.
(3)	Amount of shares owned by Voya Institutional Trust Company As Trustee fbo BankFinancial and Subsidiaries 401(k) Plan.
(4)	Amount of shares owned and reported on the most recent Schedule 13F, reporting ownership as of December 31, 2024 by Strategic Value Bank Partners, LLC. Certain of these parties report sole and/or shared voting and dispositive power with respect to these securities. Mr. Mackovak has no sole voting nor dispositive power.
(5)	Includes 124,924 shares held by the BankFinancial and Subsidiaries Associate Investment Plan. Also includes 125,000 shares held by Mr. Gasior’s spouse. Mr. Gasior disclaims beneficial ownership of these 125,000 shares.
(6)	Includes 73,585 shares held in trust and 32,500 shares held by an individual retirement account.
(7)	Includes 24,942 shares held by the BankFinancial and Subsidiaries Associate Investment Plan.
(8)	Includes 75,494 shares held by the BankFinancial and Subsidiaries Associate Investment Plan.

Securities Authorized for Issuance

The Company has no securities authorized for issuance under any equity compensation plan.

Delinquent Section 16(a) Reports

The Company’s executive officers, directors and any beneficial owners of greater than 10% of the outstanding shares of the Company’s common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on the Company’s review of ownership reports required to be filed for the year ended December 31, 2024, we believe that no executive officer, director or 10% beneficial owner of shares of the Company’s common stock failed to file a required ownership report on a timely basis.

CODE OF ETHICS

The Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. A copy of the Company’s Code of Ethics was previously filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Amendments to and waivers from the Code of Ethics for Senior Financial Officers will be disclosed on the Company website, www.bankfinancial.com. The Company has also adopted a Code of Business Conduct, pursuant to the listing standards of the NASDAQ Stock Market that applies generally to the Company’s directors, officers, and employees.

INSIDER TRADING POLICIES AND PROCEDURES

The Board of Directors has adopted an Insider Trading Policy, which governs the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

Leadership Structure.  The Company’s Board of Directors has a distributed leadership structure. The Board has established a standing Executive Committee, which currently consists of the Chief Executive Officer and two independent directors. Thus, a two-thirds majority of the membership of the Executive Committee consists of independent directors. The Executive Committee exercises the authority of the Board between meetings on matters not reserved exclusively to the Board by the Charter or Bylaws. In addition, independent directors chair the Corporate Governance and Nominating Committee and the Human Resources Committee, the members of which are all independent directors.

The Chair of the Corporate Governance and Nominating Committee serves as the Board’s Lead Director. The Lead Director calls and presides at all executive sessions or special meetings of the Board’s outside, independent directors and provides feedback to the Chief Executive Officer regarding the same; works with the Chairs of the other committees of the Board to ensure coordinated coverage of the Board’s duties and responsibilities; serves as a supplemental point of contact for Board members and stockholders; serves as a liaison between the Board’s outside, independent directors and the Chief Executive Officer; coordinates the implementation of the charter of the Corporate Governance and Nominating Committee, including Board performance evaluations; and executes any other duties and responsibilities the Board may establish.

The Chairman of the Board coordinates the Board’s functions, including the activities of the Board’s committees, with the execution of the Company’s business plan and day-to-day operations. Although the Chairman also presides over Board meetings as provided in the Bylaws, the charter of the Corporate Governance and Nominating Committee provides that any director may place any item on the agenda for any Board meeting.

The Board periodically meets outside the presence of the Chief Executive Officer. The independent members of the Board also conduct a periodic review of the Company’s financial condition, results of operation, long-term planning, management structure and internal governance practices. The Board utilizes the findings and recommendations resulting from its review to revise and enhance its oversight, as appropriate.

The Board does not have a policy requiring the separation of the offices of Chairman and Chief Executive Officer, and Mr. Gasior currently serves in both capacities. The Board believes that the selection of its Chairman should be based upon the Board’s assessment of the Company’s current operating needs, the suitability of the individual to effectively discharge the duties of the Chairman and the leadership structure that will best serve the interests of the Company and its stockholders. The Board believes that combining the offices of Chairman and Chief Executive Officer is currently an effective governance structure because it provides an efficient and unified responsibility and mechanism for the coordination of the activities of the Board of Directors and those of management. The Board also believes that the Lead Director position, its policy of universal Board agenda access and its practice of conducting periodic meetings outside the presence of the Chief Executive Officer achieve benefits that are equivalent to those that might result from separating the offices of Chairman and Chief Executive Officer.

Role in Risk Oversight. The Board is actively involved in the oversight of risks that could affect the Company, through, among other things, its adoption of policies and procedures; the use of internal controls to identify and monitor specific risks; the establishment of an internal audit function that monitors compliance with policies, procedures and internal controls and reports directly to the Board’s Audit Committee, oversight and reporting by Board committees with respect to matters within their jurisdictions; the receipt of periodic reports from officers of the Company responsible for the management of specific functions; and the periodic use of outside consultants to conduct independent reviews of internal controls or Company-specific functions.

This leadership and risk management structure is designed to ensure that financial, risk, internal control reporting and market information are provided directly to the independent directors of the Company and acted upon as necessary. Taken together, the Board believes that it has an effective leadership structure controlled by independent directors, with open meeting agendas and an established mechanism for oversight and evaluation of the Company as well as the Board’s and management’s execution of their respective responsibilities.

Attendance at Annual Meetings of Stockholders

Although the Company does not have a formal written policy regarding director attendance at annual meetings of stockholders, directors are requested to attend these meetings absent unavoidable scheduling conflicts.  Five of the Company’s then existing directors attended the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and three were absent.

BOARD COMMITTEE REPORTS, POLICIES AND PROCEDURES

Meetings and Committees of the Board of Directors

Board of Directors and Committees. The business of the Company is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors, as defined in Rule 5605(a)(2) of the listing standards of the NASDAQ Stock Market, meet in executive sessions. The standing committees of the Board of Directors of the Company are the Executive, Audit, Corporate Governance and Nominating, and Human Resources Committees. During the year ended December 31, 2024, the Board of Directors of the Company held five regular meetings and one special meeting.  No member of the Board of Directors or any Board committee attended less than 75% of the Board meetings and the Board committee meetings on which the director served. In addition, a number of matters were evaluated, considered and/or decided during the year by electronic distribution and voting or by unanimous consent.

The table below shows the current membership for each of the standing Board committees:

Directors	Executive Committee	Audit Committee	Corporate Governance and Nominating Committee	Human Resources Committee	Community & Environmental Committee
Cassandra J. Francis	✓		✓	Chair	✓
F. Morgan Gasior	Chair				Chair
John M. Hausmann	✓	Chair
Benjamin Mackovak				✓
Aaron J. O'Connor		✓		✓
Terry R. Wells	✓		Chair		✓
Glen R. Wherfel
Debra R. Zukonik			✓
Meetings held during 2024	0	4	2	1	1

Executive Committee. The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board of Directors, subject to certain limitations contained in the Bylaws.

Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement.  As more fully described in the Audit Committee charter, the Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the Company’s independent registered public accounting firm the systems of internal control over financial reporting, monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States, and oversees the conduct of information technology and information security auditing.  Each member of the Audit Committee is an “independent” director as defined in the listing standards of the NASDAQ Stock Market and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that Messrs. Hausmann and O'Connor are qualified as “audit committee financial experts” as currently defined in the regulations of the SEC.

Corporate Governance and Nominating Committee. The Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is attached as Appendix B to this Proxy Statement. The Corporate Governance and Nominating Committee consists, at any point in time, of directors of the Company who qualify as “independent” in accordance with the listing standards of the NASDAQ Stock Market, except that no director may serve on the Corporate Governance and Nominating Committee at any meeting at which he or she has been or is seeking to be proposed as a nominee.

The Corporate Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors who are willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If vacancies on the Board of Directors arise, or if a current director is not nominated for re-election, the Corporate Governance and Nominating Committee will determine the skills and experience desired of a new nominee, solicit suggestions for director candidates from all members of the Board of Directors and may engage in other search activities.

Candidates for a directorship should possess specific attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of the Company, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate’s qualifications in light of the above attributes, the Corporate Governance and Nominating Committee would also consider the overall character of the candidate and any existing or potential conflict of interest, the candidate’s willingness to serve and ability to devote the time and effort required, the candidate’s record of leadership, and the ability to develop business for the Company and its subsidiaries.

The Corporate Governance and Nominating Committee and the Board of Directors nominate candidates for election to the Board of Directors based on the candidate’s experience and expertise applicable to the current and expected future business operations of the Company. There is no formal policy with regard to the consideration of diversity in identifying a director nominee, and no specific demographic factors, or absence of such factors, prejudge a candidate’s qualification for nomination to the Board of Directors. The Bylaws also establish specific qualifications for directors.

The Corporate Governance and Nominating Committee may consider qualified candidates for a directorship suggested by the stockholders of the Company. Stockholders may suggest a qualified candidate for a directorship by writing to BankFinancial Corporation at 60 North Frontage Road, Burr Ridge, Illinois 60527, Attention: James J. Brennan, Secretary, and providing the information described in the Bylaws concerning the suggested candidate. A suggestion made to the Company’s Secretary concerning a potential candidate for a directorship will not constitute a nomination of the suggested candidate for election as a director. All nominations of candidates for election as a director must strictly comply with the applicable requirements and time limits summarized in “Advance Notice of Business to be Conducted at an Annual Meeting.”

Human Resources Committee. The Board of Directors has adopted a written charter for the Human Resources Committee of the Company. The charter of the Human Resources Committee of the Company is attached as Appendix C to this Proxy Statement. The Human Resources Committee of the Bank is currently responsible for, among other things, establishing Bank-level base salaries, cash incentive compensation plans and bonus payments. All members of each Human Resources Committee are “independent” as defined in Rule 5605(a)(2) of the listing standards of the NASDAQ Stock Market. Except for administrative assistance, the meetings of the Human Resources Committees were conducted outside the presence of management to discuss compensation, performance and employment related matters.

Community and Environmental Committee.  The Board of Directors has adopted a written charter for the Community and Environmental Committee of the Company.  The scope of the Community and Environmental Committee responsibilities includes monitoring and oversight of the policies, key controls and practices, and results with respect to the community and environmental topics. The Committee also conducts and facilitates reviews, meetings and assessments and takes such other actions necessary and appropriate to its scope of responsibilities.

CORPORATE GOVERNANCE AND STOCKHOLDER ENGAGEMENT

Background

Following the 2024 Annual Meeting, the Board of Directors reviewed the results of the votes cast for the election of directors and the approval of the independent audit firm and the advisory vote on executive compensation. The review included a comparison of the published corporate governance guidelines for two major institutional stockholder advisory services, which guidance diverged on some key points with respect to provisions of the Company’s existing charter and bylaws in effect since the Company’s initial public offering in 2005.  However, the review also noted that based on the published guidance from both firms, it was likely that the guidance on these key points would converge in the near future, thus establishing a uniform standard for corporate governance topics for institutional stockholders.

Based on the results of its review, the Corporate Governance and Nominating Committee developed proposals to amend the Charter and Bylaws as described under “Proposed Amendments” below (the “Proposed Amendments”).  The Committee reviewed the Proposed Amendments with the Company’s outside corporate law and federal securities law counsels and further engaged an independent corporate governance consulting firm to evaluate and assess the best practices for stockholder engagement for the Proposed Amendments. Upon the conclusion of these independent corporate governance compliance and practices review engagements, the Corporate Governance and Nominating Committee recommended the Proposed Amendments and a stockholder engagement plan to the Board of Directors.

Proposed Amendments

On December 3, 2024, the Board of Directors adopted a resolution declaring advisable an amendment to the Charter providing that the Board’s power to amend the Bylaws is non-exclusive and directing that the proposed amendment be submitted to the stockholders of the Company for consideration at the Annual Meeting.  The Board of Directors also approved and adopted an amendment and restatement of the Bylaws to, among other matters, (a) provide stockholders with the concurrent power to amend, alter or repeal the Bylaws or adopt new provisions of the Bylaws by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter, (b) declassify the Board and (c) provide for the election of a nominee for director in an uncontested election by the affirmative vote of a majority of the total votes cast for and against such nominee.  The approval and adoption of the amendment and restatement of the Bylaws was subject to stockholder approval of the proposed amendment to the Charter at the Annual Meeting.  The Board of Directors also approved and adopted a new corporate governance policy requiring any incumbent director who fails to receive a majority of the votes cast at the Annual Meeting or the vote required by the Bylaws for an election held subsequent to the Annual Meeting, and with respect to whom no successor is elected, to offer to resign from the Board.

To enable discussions with institutional stockholders in full compliance with applicable federal securities laws and regulations, the Board of Directors authorized the Company to file a Form 8-K disclosing the Proposed Amendments and thereafter schedule meetings with institutional stockholders to obtain stockholder responses to the Proposed Amendments and other topics of interest to stockholders.  The Company filed its Form 8-K on December 3, 2024.

Stockholder Outreach

Subsequent to the public disclosure of the Proposed Amendments, the Company conducted outreach to a total of eight institutional stockholders representing 24% of total shares outstanding.  Six stockholders to which the Company extended an invitation for stockholder engagement accepted the Company’s invitation, and one stockholder responded that it viewed the Proposed Amendments favorably and would conduct its own outreach to the Company after the Annual Meeting.  One stockholder representing less than 1% of the total shares of common stock outstanding did not respond to the Company’s outreach initiative.  The meeting participants included independent directors with membership on the Corporate Governance and Nominating Committee, the Company’s Chief Executive Officer and the senior leadership of the Company’s Investor Relations function.

Proposed Amendments of Charter and Bylaws. The stockholders with whom the Company engaged supported the Proposed Amendments; at the conclusion of the engagements, no stockholder advised the Company that it expected to withhold its vote with respect to the proposed amendment to the Charter.  Stewardship representatives for the stockholders inquired about the Company’s process with respect to the development of the Proposed Amendments and also provided commentary concerning executive compensation (see “Executive Compensation” below).  One institutional stockholder inquired why the Board chose to retain the two-thirds vote requirement in the Charter for certain significant corporate actions when the published guidance of both institutional stockholder advisory services recommend a majority vote requirement.  The Company’s representatives responded that the Charter establishes a majority vote standard when the proposed corporate action has been approved by two-thirds of the whole Board of Directors and that, under Maryland law, each director is required to act in a manner reasonably believed to be in the Company’s best interests (whether short-term or long-term) and, consistent with the Charter, the Board may also consider the effect of any decision on the Company’s stockholders and other constituents.  Two institutional stockholders noted that the average tenure of Board membership was over ten years.  The Company’s representatives responded that although the institutional stockholder advisory services do not establish tenure limits for board membership, the Company added three new directors in the past two years pursuant to its periodic assessment of needs and its succession planning.  The Company’s representatives further stated that as the Board continues to implement its succession planning, the average tenure of board membership is expected to decline further in future years. In addition, the Company’s representatives noted that one of the Proposed Amendments is to amend the Bylaws to provide for the annual election of all directors by the 2028 Annual Meeting, thus enabling stockholders to achieve a more rapid refreshment of Board members by a majority of votes cast at each annual meeting.  One stockholder requested further disclosure concerning the rationale for the proposed director resignation policy.  The Board adopted the policy to enable an additional evaluation in light of the results of an annual meeting, including conducting further stockholder engagement.  Upon its further review, the Board can then determine whether it is in the best interests of the Company consistent with the directors’ duties under applicable law to accept any offer to resign tendered pursuant to the director resignation policy.

Following the conclusion of the stockholder engagements, the Corporate Governance and Nominating Committee concluded that there were no revisions necessary to the resolution adopted by the Board of Directors to approve the Proposed Amendments subject to approval by the Company’s stockholders of the proposed amendment to the Charter.

Executive Compensation.  At the conclusion of the stockholder engagements, no stockholder expressed any concerns with respect to executive compensation.  One institutional stockholder inquired whether the Board should implement a long-term component to executive compensation.  The Company’s representatives responded that the Company’s executive officers and most members of senior management have continued to maintain significant holdings of Company stock for many years and were thus well aligned with stockholder interests.  Furthermore, the Company maintains an executive compensation Clawback Policy applicable to executives with financial reporting responsibilities and the Company’s incentive compensation plans also include components related to asset quality to capture events occurring subsequent to the origination of credit exposures for which incentive compensation may have been paid in previous years.  Finally, given the alignment with stockholder interests, the existing controls with respect to compensation and the relatively low levels of incentive compensation paid by the Company, the costs of establishing and maintaining a long-term incentive compensation plan under Section 409A of the Internal Revenue Code would not produce a meaningful benefit to stockholders.

The Board of Directors believes that it conducted a thorough review of prevailing corporate governance practices, taking into account the published standards of two institutional stockholder advisory services and, where available, the current published corporate governance standards of the Company’s significant stockholders. Based on its stockholder engagement activities, the Board determined that the resultant Proposed Amendments and its current executive compensation practices met with broad acceptance by the institutional stockholders contacted by the Company.  Accordingly, the Board of Directors recommends stockholders vote “FOR” the proposed amendment to the Charter to divest the Board of Directors of its exclusive power to amend the Bylaws and “FOR” the advisory, non-binding resolution on executive compensation as set forth in this Proxy Statement.

AUDIT COMMITTEE REPORT

In accordance with the applicable rules of the SEC, the Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2024;
•

discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission; and

•

received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

This report has been provided and is respectfully submitted by the current Audit Committee:

John M. Hausmann, C.P.A., Chairman

Aaron J. O'Connor, C.P.A.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board's Audit Committee has engaged RSM US LLP (“RSM”) to act as the Company’s independent registered public accounting firm for the year ending December 31, 2025, subject to the ratification of the engagement by the Company’s stockholders. Representatives of RSM US LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire, as well as to respond to appropriate questions that may be asked by a stockholder. If the appointment of the independent registered public accounting firm is not ratified, the matter of the appointment of the independent registered public accounting firm will be considered by the Board's Audit Committee.

The Board of Directors recommends a vote “FOR” the ratification of the engagement of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Accounting Fees and Services

RSM acted as the Company’s independent registered public accounting firm for its fiscal years ended December 31, 2024 and 2023. Set forth below is certain information concerning aggregate fees billed for professional services rendered by RSM during the years ended December 31, 2024 and 2023:

Audit Fees. The aggregate fees billed to the Company by RSM for professional services rendered by RSM for the audit of the Company’s annual financial statements and internal controls, review of the financial statements included in the Company’s Annual Reports on Form 10-K and services that are normally provided by RSM in connection with statutory and regulatory filings and engagements were $455,000 and $443,000 during the years ended December 31, 2024 and 2023, respectively.

Audit-Related Fees. RSM did not bill the Company for any fees for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees” above, for the years ended December 31, 2024 and 2023.

Tax Fees. The aggregate fees billed to the Company by RSM for professional service for tax consultations and tax compliance was $64,000 and $57,000 during the years ended December 31, 2024 and 2023, respectively.

All Other Fees. There were no other fees billed for professional services rendered by RSM other than those described above.

Audit Committee Pre-Approval Policy

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by RSM, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit and tax fees described above during the years ended December 31, 2024 and 2023.

NARRATIVE DISCUSSION OF EXECUTIVE COMPENSATION

Introduction

This Narrative Discussion of Executive Compensation describes the Company’s compensation philosophy and policies for 2024 as applicable to the executive officers named in the Summary Compensation Table (the “Named Executive Officers”). This section explains the structure and rationale associated with each material element of the Named Executive Officers’ compensation, and it provides context for the more detailed disclosure tables and specific compensation amounts provided in the following section. It is important to note that the Company and the Bank share an executive management team, members of the executive management team are compensated by the Bank rather than the Company and the Company reimburses the Bank for its services to the Company through intercompany expense allocations.

Role of the Human Resources Committee of the Board of Directors

Pursuant to its charter, the Human Resources Committee of the Board is responsible for the execution of the Board's responsibilities with respect to equity-based compensation, performance evaluation and succession planning for the Company’s Chief Executive Officer and other named executive officers of the Company.  The Human Resources Committee of the Bank is responsible for the execution of the responsibilities of the Board of Directors of the Bank with respect to cash-based compensation, employee benefits and perquisites, performance evaluations and succession planning for the Bank’s Chief Executive Officer, and other senior officers of the Bank. The Human Resources Committee of the Bank communicates its actions and decisions to the Human Resources Committee of the Board.  The Human Resources Committee of the Board is comprised of Ms. Francis (Chair), Messrs. O'Connor and Mackovak, each of whom is expected to serve on the committee through the conclusion of the Annual Meeting. Each member of the Human Resources Committee of the Board is considered “independent” according to the listing standards of the NASDAQ Stock Market and a “non-employee” director under Section 16 of the Exchange Act.

Compensation Philosophy and Objectives

The overall objective of the Company’s and the Bank’s compensation programs is to align executive officer compensation with the success of meeting strategic, financial and management objectives and goals. The programs are designed to create meaningful and appropriate incentives to manage the business of the Company and the Bank successfully and to align management interests with those of the stockholders of the Company. The program is structured to accomplish the following:

•	encourage a consistent and competitive return to stockholders over the long-term;
•

maintain a corporate environment that encourages stability and a long-term focus for the primary constituencies of the Company and the Bank, including employees, stockholders, communities, clients and government regulatory agencies;

•	maintain a program that:
◦	clearly motivates personnel to perform and succeed according to the current goals of the Company and the Bank;
◦	provides management with the appropriate empowerment to make decisions that benefit the primary constituents;
◦	aligns incentive compensation practices to risk-taking activities;
◦	attracts and retains key personnel critical to the long-term success of the Company and the Bank;
◦	provides for management succession planning and related considerations;
◦	encourages increased productivity;
◦	provides for subjective consideration in determining incentive and compensation components; and
◦	ensures that management:
▪	fulfills its oversight responsibility to its primary constituents;
▪	conforms its business conduct to the Company’s and the Bank’s established ethical standards;
▪	remains free from any influences that could impair or appear to impair the objectivity and impartiality of its judgments or treatment of the constituents of the Company and the Bank; and
▪	avoids any conflict between its responsibilities to the Company and the Bank and each executive officer’s personal interests.

Compensation Committee Interlocks and Insider Participation

Mr. Gasior is the only director of the Company and the Bank who is also an executive officer of the Company and/or the Bank. Mr. Gasior does not participate in the decisions of the Boards of Directors of the Company or the Bank or their respective Human Resources Committees concerning his compensation. No executive officer of the Company or the Bank has served on the Board of Directors or on the compensation committee of any other entity that had an executive officer serving on the Company’s Board of Directors or the Board's Human Resources Committee.

Compensation Consultant Independence

The Human Resources Committee of the Board engaged Frederic W. Cook & Co., Inc. (“Cook & Co.”) to assist in the preparation of the compensation aspects of reports filed with the SEC and to be available for consultations with outside counsel to the Human Resources Committee of the Board. The Human Resources Committee of the Board has received and reviewed the Cook & Co. consultant independence letter and independence policy addressing factors identified by SEC rules to determine whether certain conflicts of interest disclosures must be made. Cook & Co. believes that there is no conflict of interest in its role as an advisor to the Human Resources Committee of the Board. The following factors were assessed by the committee: Cook & Co.’s provision of services other than the executive and non-employee director compensation matters; the amount of fees received from the Company by Cook & Co. as a percentage of the total revenue of Cook & Co.; the policies and procedures of Cook & Co. that are designed to prevent conflicts of interest; the extent of any business or personal relationships with any member of the committee or any executive officer of the Company or the Bank; and any ownership of the Company’s stock by individuals on the consulting team employed by Cook & Co. After considering these and other factors in their totality, no conflicts of interest with respect to Cook & Co.’s advice were identified by the Board or the Human Resources Committee of the Board.

Compensation Principles and Factors

Business Plan Objectives. The Boards of Directors of the Company and the Bank periodically conduct a review of current and anticipated business conditions in the context of the Company’s and the Bank’s financial and competitive position. The review period typically includes the previous two fiscal years and up to two years prospectively. In connection with this review, management submits a Business Plan to the Boards of Directors of the Company and the Bank that proposes strategic, financial and management objectives for the period covered, using multiple scenarios in response to a variety of stated assumptions. The Boards of Directors then evaluate the proposed Business Plan and modify its provisions to the extent they deem appropriate. The Business Plan is updated by management and the Boards of Directors periodically throughout the year to respond to changing circumstances and conditions. The Business Plan provides a basis for evaluating the future progress of the organization, including all appropriate strategic alternatives, and management’s performance.

The Human Resources Committees of the Board and the Bank considered the Company’s and the Bank’s performance within the context of the Business Plan and management’s overall performance, weighing numerous factors within and outside of management’s control.

Corporate Performance and Industry Comparison. In establishing named executive officer compensation, the Human Resources Committees of the Board and the Bank periodically evaluate the Company’s and the Bank’s performance compared to management’s and the Boards of Directors’ overall goals and business plan objectives as well as to other financial institutions. The Human Resources Committees believe that using the respective performance factors of the Company and the Bank in determining named executive officer compensation levels is a useful tool for aligning the executive officers’ interests with those of the stockholders of the Company. With that in mind, the Human Resources Committees focus on the respective overall performance of the Company and the Bank relative to the prior calendar year and also considers the performance of insured depository institutions in the Chicago MSA, an immediately adjacent MSA or the State of Illinois. As part of the evaluation and review, the Human Resources Committees also take into account the manner in which various subjective issues, such as changes in competition, regulatory standards, and general and local economic conditions (including unemployment rates, commodities prices and adverse conditions in housing and real estate markets) may have affected performance.

For purposes of comparative analysis in assessing corporate performance, the Company generally considers commercial banks and savings institutions of similar asset size, capital ratios, and/or geography. Given the ever-changing landscape within the banking industry, there is no specifically defined group of companies that is utilized for this analysis. The group of comparative financial institutions used in 2024 to assess overall performance consisted of publicly-held financial institutions located in the Chicago MSA, an immediately adjacent MSA or the State of Illinois with assets of $1.0 billion to $6.0 billion. The local financial institutions that were considered in 2024 consisted of Finward Bancorp (FNWD) and First Business Financial Services, Inc. (FBIZ). A broader group consisting of these publicly-held institutions and a number of privately-held local financial institutions was also considered in the assessment of corporate performance.

The Boards of Directors of the Company and the Bank believe that industry comparison is a useful tool for assessing business performance, staying competitive in the marketplace and attracting and retaining qualified executives. While the Human Resources Committees believe that it is prudent to use industry comparison data in determining compensation practices, they do not establish empirical parameters or benchmarks for using this data. Rather, where necessary, the Human Resources Committee of the Bank uses industry comparison data to confirm that executive compensation is reasonable relative to competing organizations.

Performance Reviews and Role of Executives in Committee Meetings. Management reports to the Boards of Directors of the Company and the Bank at least annually on its progress in achieving the strategic, financial and management objectives established by the business plan. The Boards of Directors of the Company and the Bank then consider the overall performance of the Company and the Bank and the named executive officers in the context of these objectives, weighing numerous factors and conditions within and outside of management’s control. The Human Resources Committee of the Bank reviews current and proposed compensation levels for the Chief Executive Officer and the other Named Executive Officers for Bank-level base salaries, incentive compensation plans and discretionary cash bonus payments.

The Boards of Directors and the Human Resources Committees exclude the Chief Executive Officer and all other Named Executive Officers from their discussions and formal meetings concerning their compensation, except to receive the results of the decisions made and other relevant information.

Information Resources and Role of Compensation Consultants. In reviewing current and proposed compensation levels for Named Executive Officers, the Human Resources Committees consider the organizational structure and business performance of the Company and the Bank, external information from public sources on industry and competitor business performance and compensation practices and levels and other information it deems relevant to its responsibilities. The Human Resources Committees of the Board and the Bank continued to have access to their own outside counsel and a compensation consultant during 2024.  The Human Resources Committee of the Board engaged Cook & Co. to assist in the preparation of the compensation analysis aspects of reports filed with the SEC and to be available for consultations with outside counsel.  As part of its work in 2024, Cook & Co. conducted peer group analysis against peers covering total annual compensation and equity incentives for the positions of Chief Executive Officer, General Counsel and Bank and Holding Company Directors.

Alignment of Risk and Performance-Based Compensation. The Code of Business Conduct for the Company and the Bank incorporates a NASDAQ Clawback Policy for the Executive Officers of the Company and the Bank that provides for the recovery of Erroneously Awarded Compensation in the event the Company is required to prepare an Accounting Restatement.  For those not covered by the NASDAQ Clawback Policy, the Code of Business Conduct for the Company and the Bank includes provisions for the recovery (also known as “clawback”) of performance-based incentive compensation paid in or after 2024 in certain situations involving a restatement of financial reporting for a period up to three years from the date the restated financial statements are first filed with the SEC. In addition, incentive compensation plans adopted by the Bank that are directly related to the volumes and pricing of extensions of credit provide for the exclusion or deferral of incentive-based compensation based on either the inherent risk of the extension of credit or the risk rating assigned to the credit by a committee independent of the loan origination process.

Practices Related to the Grant of Equity Awards. Neither the Board of Directors nor the Human Resources Committee has a predetermined schedule with respect to the grant of stock options.  Neither the Board of Directors nor the Human Resources Committee takes into account material non-public information when determining the timing or terms of equity awards, nor does the Company time disclosure of material non-public information for the purpose of affecting the value of executive compensation. During the year ended December 31, 2024, the Company did not grant any stock options to the Named Executive Officers.

Components of Executive Compensation

General. All Named Executive Officers of the Company, including the Chief Executive Officer, are currently executive officers of the Bank. The compensation that the Bank pays to its Named Executive Officers, however, is taken into account in establishing the intercompany expense allocations that the Company pays to the Bank.

Base Salary. Generally, base salary levels are established based on job descriptions and responsibilities, either temporary or permanent in nature (including any revisions or proposed revisions thereto), competitive conditions and general economic trends in the context of the Bank’s financial and franchise condition, and performance. A discussion of changes in base salaries for each Named Executive Officer is included under “Conclusions for the Year Ended December 31, 2024.”

The base salaries of the Named Executive Officers for 2025 are as follows:

Name	Position	2025 Base Salary
F. Morgan Gasior	Chairman of the Board, Chief Executive Officer and President	$517,911
Paul A. Cloutier	Executive Vice President and Chief Financial Officer	$339,788
Gregg T. Adams	Marketing & Sales President — Bank	$284,855

Cash Incentive Plan Compensation. The Bank maintains numerous cash incentive compensation plans at the Divisional or Departmental level. Each plan aligns incentive compensation with the applicable Business Plan objectives for a particular Division or Department. The Bank’s Human Resources Committee approves each Divisional or Departmental cash incentive compensation plan for a calendar year. At the conclusion of the calendar year, the Bank’s Human Resources Committee reviews the proposed awards for all department managers at the level of Senior Vice President or higher pursuant to each Divisional or Departmental plan. Cash incentive plan compensation for the Chief Executive Officer, the Chief Financial Officer and the Marketing and Sales President reflects the relative achievement of the strategic, financial and management objectives established by the Business Plan, management’s responses to unforeseen circumstances or conditions that materially differ from those originally assumed, and the performance factors applicable for each individual. Historically, the Bank prepared a performance- and risk-based incentive compensation matrix for the Chief Executive Officer and the Chief Financial Officer. Taken together, this matrix incorporated direct relationships of certain key risk exposures and performance elements for the Company. Information with respect to this plan or matrix for the Chief Executive Officer and the Chief Financial Officer is included in “Conclusions for the Year Ended December 31, 2024.”

Discretionary Cash Bonus. The Bank may pay discretionary cash bonuses to associates and officers based on job performance consistent with a high level of individual execution of assigned responsibilities or special projects for a portion of a calendar year, a full calendar year or over a period of years. The Bank’s Human Resources Committee approves all discretionary cash bonus payments for all department managers at the level of Senior Vice President or higher.

Prohibited Transactions Involving Shares Issued by BankFinancial Corporation. The Insider Trading Policy for the Company and the Bank includes provisions prohibiting directors, officers and employees from purchasing shares of common stock issued by the Company in a margin account or pledging such shares as collateral for a loan. In addition, the Insider Trading Policy prohibits the purchase or sale of financial instruments or otherwise conducting transactions designed to, or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any securities issued by the Company without the prior written consent of the Board’s Corporate Governance and Nominating Committee.

401(k) Plan. The Company has a tax-qualified defined contribution retirement plan covering all of its eligible employees. Employees are eligible to participate in the plan if at least 21 years of age and upon completion of 90 days of service. The Company provides a match of 50% of all contributions up to 6% of eligible compensation. The Company could also contribute an additional amount annually at the discretion of the Board of Directors of the Bank. Contributions totaling $376,000, excluding forfeitures, were made to the 401(k) plan for 2024. All reasonable administrative expenses incurred by the Plan were paid by the Plan.

All Other Compensation and Perquisites. To the extent applicable, the Human Resources Committees of the Board and the Bank review and monitor the level of other compensation and perquisites provided by the Company or the Bank, respectively, to the Named Executive Officers in the context of current business operations and general market practices. Excluding the effects of the Bank’s contributions for the health, vacation, and 401(k) plan benefits available to all full-time employees and the Bank’s reimbursement of the after-tax premium costs for disability insurance coverages, the Human Resources Committees of the Board and the Bank continue to believe that other compensation and perquisites generally should not exceed 10% of each Named Executive Officer’s total annual cash compensation. As of December 31, 2024, the compensation practices of the Company and the Bank with respect to other compensation and perquisites met this standard.

Conclusions for Year Ended December 31, 2024

Executive Summary. The following is a summary of the compensation decisions the Human Resources Committees made with respect to the Named Executive Officers for 2024 and base salaries for 2025:

•	Earned 2024 cash incentive compensation plan payments were paid to the Chief Executive Officer, the Chief Financial Officer and the Marketing and Sales President.
•	In March 2024, the base salaries of the Chief Executive Officer, the Chief Financial Officer and the Marketing and Sales President increased by 2.5%.
•	In March 2025, the base salaries of the Chief Executive Officer, the Chief Financial Officer and the Marketing and Sales President increased 2.0%.

Review of Chief Executive Officer. The Human Resources Committee of the Bank met outside the presence of Mr. Gasior to review the Chief Executive Officer’s performance in the context of the evaluation categories established by the Board of Directors.

Earnings Per Share.  The Human Resources Committee determined that the Earnings Per Share weighting for the Chief Executive Officer should remain constant at 40% of the total plan weighting. A goal of the Company is to achieve a consistent earnings result of $1.00 per year Earnings Per Share.  The Business Plan and the BankFinancial Corporation share repurchase plan are coordinated as feasible to achieve the targeted results.  Based on the full-year 2024 results, the Human Resources Committee determined that Earnings Per Share were 33% of the target Earnings Per Share objective for 2024.

The Company’s share price increased from $10.26 to $12.70 (23.8%) in 2024, with a one-year total shareholder return of 28.3% and three-year total shareholder return of 34.4%.  The ABAQ Community Bank stock index increased by 11.5% for the one-year period and decreased by 4.3% for the three-year period.

Net Commercial Loan Growth & Loan Originations. The Bank’s loan portfolio declined during 2024 due to continuing low origination volumes for multi-family residential loans, nonresidential loans and corporate equipment finance transactions.  In addition, the Bank continued to significantly reduce risk in its government, middle-market and small ticket equipment finance portfolios, as well as in its healthcare finance portfolios.  The Human Resources Committee determined that each of the Net Commercial Loan Growth & Loan Originations category weightings should remain constant at 5% of the total plan weighting for 2024 to retain the continued long-term focus on loan portfolio composition and growth to achieve Earnings Per Share and franchise objectives. Notwithstanding the short-term focus on risk reduction in the Business Plan strategy for 2024, the Human Resources Committee determined that Net Commercial Loan Growth and Loan Originations were below expectations for 2024.

Securities Portfolio.  The Human Resources Committee determined that the Securities Portfolio category weighting should remain constant at 5% of the total plan weighting for 2024.  The Bank’s securities portfolio maintained a relatively short duration and laddered maturities, which enabled the Bank to improve liquidity and earnings.  As of December 31, 2024, the Accumulated Other Comprehensive Income (AOCI) adjustment for the securities portfolio was (0.4%) of Bank tangible capital.  The Human Resources Committee determined that the Securities Portfolio met expectations for 2024.

Asset Quality.  The Human Resources Committee determined that the Asset Quality category should remain constant at 20% of the total plan weighting for 2024.  In 2024, the Bank filed Contract Disputes Act claims with the U.S. Government relating to two equipment finance credit exposures with original principal balances of $18.9 million.  Excluding the two U.S. Government equipment finance transactions, the Bank’s Asset Quality in 2024 was consistent with the Bank’s historical asset quality results, with positive trends and action taken with respect to other classified, criticized and watch list credit exposures.  Notwithstanding the foregoing, the Human Resources Committee determined that Asset Quality was below expectations due to the balances of nonaccrual loans and nonperforming assets as of December 31, 2024.

Internal Controls. The Human Resources Committee determined that the Internal Controls category weighting should remain constant at 10% of the total plan weighting for 2024.  The Human Resources Committee determined that the overall results of the Bank's operations and audits with respect to information security, regulatory compliance and the system of internal controls met expectations for 2024.

Leadership & Planning. The Human Resources Committee determined that the Leadership & Planning category weighting should remain at 15% of the total plan weighting for 2024.  The Chief Executive Officer implemented a dedicated Business Banking Department and deployed new commercial credit and commercial deposit products for new and existing small and medium businesses and continued to refine the Bank’s Commercial Finance Department sales focus to increase commercial finance credit originations in the Chicago MSA.  The Chief Executive Officer also continued his direct oversight of the Bank’s legal affairs, including nonperforming assets resolutions, litigation, compliance and various operational matters.  The Chief Executive Officer also coordinated several significant organizational changes with respect to succession planning in the Bank’s Credit Operations and Trust functions.  The Chief Executive Officer also led management’s participation in the Board’s strategic and governance activities throughout the year.

Based on the foregoing, the Human Resources Committee determined that the Chief Executive Officer’s performance in the Leadership and Planning category met expectations for 2024.

Conclusions.  Based on the factors noted above, the Human Resources Committee of the Bank, with Mr. Gasior not participating, approved a 7.95% cash incentive compensation plan payment for 2024 with respect to the Chief Executive Officer, a reduction of $24,031 (37.3%) compared to 2023.  The Human Resources Committee of the Bank also approved a standard base compensation increase of 2.0% for the Chief Executive Officer.   The Board of Directors of the Bank, without the participation of the Chief Executive Officer, ratified the actions of the Human Resources Committee of the Bank with respect to the Chief Executive Officer.

The matrix used by the Human Resources Committee of the Bank with respect to the Chief Executive Officer is as follows:

Component	Weight	2024 Performance Results	2024 Percentage Results		2024 Percentage Awarded		2024 Maximum Percentage
Earnings Per Share	40%	33% of Target	5.00%		5.00%		50%
Net Commercial Loan Growth	5	Below	—		—		50
Commercial Loan Originations	5	Below	—		—		50
Securities Portfolio	5	Met	15.00		15.00		50
Asset Quality	20	Below	5.00		5.00		50
Internal Controls	10	Met	15.00		15.00		50
Leadership & Planning	15	Met	18.00		18.00		50
Composite	100%	Met	7.95%	(1)	7.95%	(2)	50%	(3)

(1)	Represents the percentage of base salary earned as cash incentive compensation.
(2)	Represents the percentage of base salary paid as cash incentive compensation.
(3)	Represents the maximum percentage of base salary available as cash incentive compensation.

The Earnings Per Share target performance and the actual results for the year ended December 31, 2024, are set forth in the table below.

Category	2024 Results	Target Performance
Earnings Per Share	$0.33	$1.00

Review of Chief Financial Officer. The Human Resources Committee of the Bank reviewed the performance of the Chief Financial Officer in the context of the evaluation categories established by the Board of Directors.

Earnings Per Share.  The Human Resources Committee determined that the Earnings Per Share category weighting for the Chief Financial Officer should remain constant at 25% of the total plan weighting for 2024.  A goal of the Company is to achieve a consistent earnings result of $1.00 per year Earnings Per Share.  The Business Plan and the BankFinancial Corporation share repurchase plan are coordinated as feasible to achieve the targeted results.  Based on the full-year 2024 results, the Human Resources Committee determined that Earnings Per Share were 33% of the target Earnings Per Share objective.

Internal Controls.  The Human Resources Committee determined that the Internal Controls category weighting for the Chief Financial Officer should remain constant at 25% of the total plan weighting. The Human Resources Committee determined that the overall results of the Bank's operations and audits with respect to the system of internal controls for financial and regulatory reporting met expectations.

Asset Quality (Securities).  The Human Resources Committee determined that the Asset Quality (Securities) category weighting for the Chief Financial Officer should remain constant at 30% of the total plan weighting for 2024.  The Bank’s securities portfolio consists of U.S. Treasury securities, U.S. Government Agency, mortgage-backed securities and local municipal bond securities.  There were no impairments of any securities in the securities portfolio in 2024.  The Human Resources Committee determined that the results within the securities portfolio with respect to asset quality exceeded expectations.

Liquidity & Interest Rate Risk.  The Human Resources Committee determined that the Liquidity & Interest Rate Risk category weighting should remain constant at 15% of the total plan weighting for 2024.  The Bank’s securities portfolio maintained a relatively short duration and laddered maturities, which enabled the Bank to improve liquidity and earnings.  As of December 31, 2024, the Accumulated Other Comprehensive Income (AOCI) adjustment for the securities portfolio was (0.4%) of Bank tangible capital. The additional liquidity generated during 2024 created more exposure to a future decline in short-term interest rates as of December 31, 2024; however, continued deployment of short-term investments with laddered maturities can mitigate the risks of a sudden decline in short-term interest rates while maintaining sufficient on-balance sheet liquidity.  The Human Resources Committee determined that the results with respect to liquidity and interest rate risk met expectations for 2024.

Leadership & Planning.  The Human Resources Committee determined that the Leadership & Planning category weighting should remain constant at 5% of the total plan weighting for 2024. This category reflects the advance planning elements of the Chief Financial Officer role on emerging financial accounting and taxation issues.  The Chief Financial Officer also managed the Bank’s corporate insurance program and coordinates fixed asset investment / management functions for the Bank.  The Human Resources Committee determined that the results with respect to leadership and planning met expectations for 2024.

Conclusions.   Based on the factors noted above, the Human Resources Committee of the Bank approved a 10.35% cash incentive compensation plan payment for 2024 with respect to the Chief Financial Officer.  The Human Resources Committee of the Bank also approved a standard base compensation increase of 2.0% for the Chief Financial Officer. The Board of Directors of the Bank ratified the actions of the Human Resources Committee of the Bank with respect to the Chief Financial Officer.

The matrix utilized by the Human Resources Committee of the Bank with respect to the Chief Financial Officer is as follows:

Component	Weight	2024 Performance Results	2024 Percentage Results		2024 Percentage Awarded		2024 Maximum Percentage
Earnings Per Share	25%	33% of Target	5.00%		5.00%		20%
Internal Controls	25	Met	10.00		10.00		20
Asset Quality (Securities)	30	Exceeded	15.00		15.00		20
Liquidity & Interest Rate Risk	15	Met	10.00		10.00		20
Leadership & Planning	5	Met	12.00		12.00		20
Composite	100%	Met	10.35%	(1)	10.35%	(2)	20%	(3)

(1)	Represents the percentage of base salary earned as cash incentive compensation.
(2)	Represents the percentage of base salary paid as cash incentive compensation.
(3)	Represents the maximum percentage of base salary available as cash incentive compensation.

The Earnings target and the actual results for the year ended December 31, 2024, are set forth in the table in the Review of the Chief Executive Officer.

Review of Marketing and Sales President. The Human Resources Committee of the Bank reviewed the performance of the Marketing and Sales President. The Human Resources Committee of the Bank noted that the Chief Executive Officer had submitted a written performance assessment of the performance of the Marketing and Sales President and the applicable bonus or cash incentive compensation payments based on the results of the Bank’s deposit portfolio composition and cost of funds, Trust Department operations and results, Treasury Services Department operations and results, deposit product development, and leadership and planning.

Deposit Portfolio Composition & Cost of Funds.  The Bank’s deposit portfolio declined primarily due to the utilization of available funds by retail borrowers in an inflationary environment, declines in public fund deposits, and declines in balances related to reductions in commercial line of credit balances and commitments by commercial borrowers, partially offset by growth in money market account balances and retail certificates of deposit account balances due to customer migration and the addition of new customers. The proportion of commercial deposits to total deposits remained stable in 2024. The Bank’s change in the cost of funds was carefully managed to maximize customer retention with favorable results in terms of the total cost of funds.  Consolidated insured deposits were 84% of total deposits as of December 31, 2024, due in part to the Bank’s continued focus on retail and business customer outreach for FDIC Insurance Coverage Reviews for depositors with greater than $250,000 held at the Bank.  The Marketing & Sales Division President oversaw the deposit pricing strategy for the Bank and coordinated the customer retention program throughout the Marketing and Sales Division, including day-to-day decisions with respect to customer deposit pricing adjustments.

Trust Department & Treasury Services Department.  Trust Department revenues increased in 2024 due to the release of new products in 2023 and expanded marketing.  Treasury Service Department revenues increased in 2024 due to continuing growth of existing and new customer transaction volumes in the Bank’s paying agency products.  Pursuant to the Treasury Services Department Incentive Compensation Plan, the Marketing and Sales Division President earned $2,255 based on the results of the plan.

Product Development & Marketing.  The Marketing & Sales Division President coordinated the deployment of consumer overdraft programs with upgraded risk management and compliance analytical capabilities, revised pricing and improved customer communication capabilities consistent with current regulatory guidance with initial favorable results during 2024.  The Marketing & Sales Division President also oversaw ongoing expansion of the Bank’s commercial credit and commercial deposit marketing initiatives, with an increasing emphasis on narrowcast and digital marketing techniques to better reach small business and commercial credit/deposit prospects.

Leadership & Planning.  The Marketing & Sales Division President leads in deposit portfolio and trust/wealth management risk management functions related to regulatory compliance/audit, information technology coordination and oversees all branch operations functions.  The Marketing & Sales Division President continued the oversight of new products and services for retail and business customer payment services, electronic banking services and expanded marketing for small and medium business customers.  In addition, the Marketing & Sales Division President coordinated ongoing improvements in branch office efficiencies and headcounts.

Conclusions.  Based on the factors noted above, the Human Resources Committee of the Bank approved a $27,000 discretionary cash bonus payment and a $2,255 Treasury Services Department cash incentive compensation plan payment to the Marketing and Sales Division President for 2024.  The Human Resources Committee of the Bank also approved a standard base compensation increase of 2.0% for the Marketing and Sales President. The Board of Directors of the Bank ratified the actions of the Human Resources Committee of the Bank with respect to the Marketing and Sales President.

Reasonableness of Compensation

After considering all components of the compensation program for the Named Executive Officers, the Human Resources Committee of the Bank has determined that such compensation is reasonable and appropriate.

The cash incentive compensation programs for the Chief Executive Officer and for the Chief Financial Officer include asset quality measurements for the Chief Executive Officer, the Chief Financial Officer and Marketing and Sales President include internal control risk measurements. Similar controls exist within the incentive compensation plans for non-executive officers and employees, as applicable. In addition, the measurement and review of the asset quality and internal controls performance are separated from the applicable business operations, including audits by the Internal Audit Division, the Company’s independent external audit firm and other third-party independent reviews. Finally, the overall system of internal controls is robust and provides multiple levels of controls to reasonably detect and prevent instances of excessive risk taking within the organization.

Tax and Accounting Treatment

The Human Resources Committees of the Board and the Bank believe that, as compensation structures become more complex, the effects of taxation issues could affect the net intended effect of the Company’s and the Bank’s compensation plans. Although no specific action is warranted at this time, the Human Resources Committees of the Board and the Bank intend to monitor the effects of taxation issues on the Company and its directors, officers and associates when evaluating various compensation principles, practices and plans.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Company’s Chief Executive Officer and the other two most highly compensated executive officers who served in such capacities during 2024:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation		All Other Compensation(1)	Total Compensation
F. Morgan Gasior	2024	$504,422	$—	$40,367	(3)	$64,130	$608,919
Chairman of the Board, Chief Executive Officer	2023	491,488	—	64,398		57,560	613,446
Paul A. Cloutier	2024	$330,938	$—	$34,478	(4)	$33,377	$398,793
Executive Vice President and Chief Financial Officer	2023	321,275	—	47,044		32,521	400,840
Gregg T. Adams	2024	$277,435	$27,000	$2,255	(5)	$20,223	$326,913
Marketing & Sales President	2023	270,321	33,771	2,229		20,695	327,016

(1)	All other compensation for the Named Executive Officers during fiscal 2024 is summarized below:
Name	Perquisites(i)	Insurance(ii)	Tax Reimbursement(iii)	401(k) Match	Other (iv)	Total “All Other Compensation”
F. Morgan Gasior	$16,711	$3,669	$1,602	$9,925	$32,223	$64,130
Paul A. Cloutier	$18,600	$3,081	$1,346	$10,350	$—	$33,377
Gregg T. Adams	$6,600	$2,582	$1,128	$7,765	$2,148	$20,223

(i)	Includes use of automobile or an automobile allowance, and in the case of Messrs. Gasior and Cloutier, club dues.
(ii)

Consists of premiums paid by the Company during the fiscal year with respect to additional short- and long-term disability insurance for each of the Named Executive Officers. Certain amounts were paid by the executive and reimbursed by the Company under employment agreement provisions that reduce, on a dollar-for-dollar basis, the Bank’s obligations under such executive’s employment agreement in the event of the executive’s death or disability by the amount of insurance proceeds received by the executive’s named beneficiary.

(iii)

Reflects reimbursement for income and employment taxes incurred by the executive as a result of the insurance premiums paid by the executive and reimbursed by the Company. See note (ii) above and discussion below for additional information.

(iv)	Reflects payout of accrued Paid Time Off (“PTO”) hours in excess of the allowable annual carry over limit.
(3)	Mr. Gasior is eligible to receive an incentive cash bonus up to 50% of base salary based on the achievement of weighted performance goals.
(4)	Mr. Cloutier is eligible to receive an incentive cash bonus up to 20% of base salary based on the achievement of weighted performance goals.
(5)	Mr. Adams is eligible to receive an incentive under the Treasury Services Department Incentive Compensation Plan of 10% of the overall Plan bonus pool.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of  Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the Company.  The Human Resources Committee reviewed the total shareholder return for a one-year and a three-year periods but the Committee did not specifically incorporate Item 402(v) pay versus performance disclosure when making its incentive compensation decisions. For further information about how we align executive compensation with the Company’s performance, see “Narrative Discussion of Executive Compensation.”

Pay versus Performance Table. The table below reflects Compensation Actually Paid to the Company’s Principal Executive Officer (”PEO”) and average Compensation Actually Paid to Non-PEO Named Executive Officers during 2024, 2023 and 2022. In addition, the table discloses our Total Shareholder Return calculation that  assumes reinvestment of all dividends and reflects changes in the company’s share price since the initial investment date of December 31, 2020.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (2)	Net Income (in thousands) (3)	Earnings Per Share
2024	$608,919	$608,919	$362,853	$362,853	$170	$4,073	$0.33
2023	613,446	613,446	363,928	363,928	132	9,393	0.74
2022	633,916	633,916	410,937	410,937	130	10,494	0.80

(1)	No adjustments were made to the SCT total to determine Compensation Actually Paid; the Company does not provide employees with pension benefits and no equity compensation was granted to or outstanding for our PEO and NEOs during the period.
(2)	Total Shareholder Return assumes reinvestment of all dividends and reflects changes in the Company’s share price since the initial investment date of December 31, 2020.
(3)	As reported in our audited financial statements for the applicable year.
The PEO for 2023 and 2024 is F. Morgan Gasior and the non-PEO NEOs are Paul A. Cloutier and Gregg T. Adams.
The PEO for 2022 is F. Morgan Gasior and the non-PEO NEOs are Marci L. Slagle and John G. Manos.

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to our Other Non-PEO NEOs and the Company's Cumulative Total Shareholder Return (TSR). For 2023 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the other Non-PEO NEOs decreased by 0.74% and 0.30%, respectively, compared to a 28.32% increase in our TSR over the same time horizon.

Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to our Other Non-PEO NEOs and the Company's Net Income. For 2023 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the other Non-PEO NEOs decreased by 0.74% and 0.30%, respectively, compared to a 56.64% decrease in our net income over the same time horizon.  The cash incentive paid to our PEO declined by 37.32% from 2023 to 2024, compared to a a 56.64% decrease in our net income over the same time horizon.

Potential Payments upon Termination or Change of Control

The following table sets forth information concerning potential payments and benefits under the Company’s compensation programs and benefit plans to which the Named Executive Officers would be entitled upon a termination of employment as of December 31, 2024. As is more fully described on the following page, the Named Executive Officers entered into employment agreements with the Company and/or the Bank, as applicable (each, an “Employment Agreement”), which provide for payments and benefits to a terminating executive officer following a termination other than for “cause” or by resignation. Except for the payments and benefits provided by the Employment Agreements, all other payments and benefits provided to any Named Executive Officer upon termination of his employment are the same as the payments and benefits provided to other eligible executives of the Bank.

	Potential Payments	Termination by the Bank (1)			Other Types of Termination
Executive	Upon Termination or Change of Control	For Cause	For Disability (2)	Without Cause (3)	By Resignation	For Good Reason (3)	Upon Death (2)	Change of Control (4)
F. Morgan Gasior	Cash payments	$—	$1,247,072	$1,735,547	$—	$1,735,547	$1,247,072	$1,735,547
	Continued Benefits	—	24,700	31,757	—	31,757	24,700	31,757
Paul A. Cloutier	Cash payments	$—	$828,403	$1,141,043	$—	$1,141,043	$828,403	$1,141,043
	Continued Benefits	—	40,121	51,584	—	51,584	40,121	51,584
Gregg T. Adams	Cash payments	$—	$319,662	$319,662	$—	$319,662	$319,662	$459,296
	Continued Benefits	—	10,384	10,384	—	10,384	10,384	10,384

(1)

For Messrs. Gasior and Cloutier, the payments reflected in these columns assume that the Bank continues to pay 100% of all compensation and benefits under their employment agreements with the Bank and the Company, and the Company continues to reimburse the Bank for a percentage of those expenses pursuant to an agreed-upon allocation under an Expense Sharing Agreement between the Bank and the Company. The allocation is based on the amount of time that Messrs. Gasior and Cloutier devote exclusively to the Company’s affairs. Since its inception and continuing through April 30, 2025, the Company has not separately or directly paid any base salary, cash incentive compensation, bonus or other cash compensation to Messrs. Gasior and Cloutier, and the Company currently has no equity-based compensation plans in effect. In the event of a qualifying Change in Control of the Bank, Messrs. Gasior and Cloutier would be entitled to certain payments under their employment agreements with the Bank, subject to any reduction pursuant to Internal Revenue Code Section 280G as set forth therein. Pursuant to Messrs. Gasior and Cloutier’s employment agreements with the Company, if the Bank were to fail to pay any amount due to Messrs. Gasior and Cloutier under their employment agreements with the Bank, the Company would be responsible for paying Messrs. Gasior and Cloutier such amount. The Company is not otherwise obligated to pay any separate or direct compensation to Messrs. Gasior and Cloutier. The Company is not prohibited from separately or directly compensating Messrs. Gasior and Cloutier, including upon the occurrence of a qualifying Change in Control, but this has not been the Company’s practice.  If this practice were to change, the amount of the separate payments made by the Company to Messrs. Gasior and Cloutier would be governed by the terms of their employment agreements with the Company and would not be limited or reduced by the terms of their employment agreements with the Bank or by Internal Revenue Code 280G.   For Mr. Adams, the payments reflected in these columns assume that the Bank continues to pay 100% of all compensation and benefits under his agreement with the Bank.

(2)	The payments reflected in this column include an amount equal to the average cash incentive compensation paid during the preceding two years prorated for the year of termination, prorated employer matching 401(k) contribution for the year of termination, and the base salary the executive would have received from the date of termination through the end of their employment period. Continued benefits reflect the incremental cost of core benefits to the Company during the executive's remaining employment period based on actual cost for 2023. Excludes any reduction in benefit as a result of disability insurance or federal social security disability payments.
(3)

For Messrs. Gasior and Cloutier, the payments reflected in this column include an amount equal to the average cash incentive compensation paid during the preceding two years prorated for the year of termination, prorated employer matching 401(k) contribution, and three times the executive’s three-year average cash compensation. For Mr. Adams, the payments reflected in this column include an amount equal to the average cash incentive compensation paid during the preceding two years prorated for the year of termination, prorated employer matching 401(k)contribution for the year of termination, and the base salary the executive would have received from the date of termination through the end of their employment period. For Messrs. Gasior and Cloutier, continued benefits reflect the incremental cost of core benefits to the Company for 36 months based on the actual cost for 2024 and for Mr. Adams, continued benefits reflect the incremental cost of core benefits to the Company during the executive's remaining employment period based on actual cost for 2024.

(4)

The payments reflected in this column assume the executive terminated for good reason in connection with a change of control. For Messrs. Gasior and Cloutier cash payments include an amount equal to the average cash incentive compensation paid during the preceding two years prorated for the year of termination, prorated employer matching 401(k) contribution, and three times the executive’s three-year average cash compensation. For Mr. Adams, cash payments include an amount equal to the average cash incentive compensation paid during the preceding two years prorated for the year of termination, prorated employer matching 401(k) contribution for the year of termination, and the base salary the executive would have received for the greater of 18 months or from the date of termination through the end of their employment period. For Messrs. Gasior and Cloutier, continued benefits reflect the incremental cost of core benefits to the Company for 36 months based on the actual cost for 2024 and for Mr. Adams, continued benefits reflect the incremental cost of core benefits to the Company during the executive's remaining employment period based on actual cost for 2024. Executive severance benefits for Messrs. Gasior, Cloutier, and Adams, pursuant to their respective employment agreements with the Bank, may be reduced to avoid constituting an “excess parachute payment” under Section 280G of the Internal Revenue Code. Assuming a December 31, 2024 termination, the cash payments reflected above for Mr. Adams do not require a reduction.

Accrued Pay and Regular Retirement Benefits. The amounts shown in the table on the previous page do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

•	Accrued but unpaid salary and vacation pay.
•	Distributions of plan balances under the Bank’s 401(k) plan. See “401(k) Plan” for an overview of the 401(k).

Amended and Restated Employment Agreements. The Company and Bank each entered into an amended and restated employment agreement with Messrs. Gasior and Cloutier on May 3, 2022. The Bank entered into an amended and restated employment agreement with Mr. Adams on January 27, 2023.

Compensation & Employee Benefits.  Under the employment agreements, the Bank will pay the executives the base salary as reflected in the Bank’s payroll records, which may be increased by the Board of Directors, but may not be decreased without the executive’s prior written consent. The employment agreements provide that the executive is entitled to participate in cash incentive compensation plans and discretionary cash bonuses, if approved by the Board. The employment agreements also provide that the executive will receive the use of an automobile or an automobile allowance, and in the case of Messrs. Gasior and Cloutier, the payment of designated club dues, provided that, in a given year, the aggregate amount of these allowances and payments may not exceed 10% of the executive's cash compensation. In addition, the employment agreements provide for, among other things, participation in any Section 125 cafeteria plan, group medical, dental, and vision (referred to as the “Core Plans”), disability and life insurance plans, the Bank’s 401(k) plan, and other employee and fringe benefits applicable to executive personnel or employees generally.

Termination for Disability or Death.  During the term of the employment agreement, each executive is provided with short-term and long-term disability insurance policies which will provide the executive with disability insurance payments in an amount equal to 60% of the executive’s base salary in the event the executive is generally terminated due to disability. Each executive is responsible for the payment of the disability insurance premiums but receives an annual allowance in an amount sufficient, on an after-tax basis, to equal the premium payments.

In the event of the executive's termination of employment due to death or a disability determination (as defined in the employment agreements), the executive, or in the event of the executive’s death, the executive’s estate or trust, as applicable, will be entitled to certain benefits, including the executive's earned salary through the effective date of the termination of the executive's employment, an amount equal to the annual average of any cash incentive compensation and bonus that the executive received during the preceding two fiscal years, prorated based on the number of days during the calendar year that elapsed prior to the effective date of the termination of the executive's employment an amount equal to the executive's base salary for the remaining term of the executive's employment agreement, reduced on a dollar-for-dollar basis by the disability insurance and federal social security disability benefits received by the executive, and certain health benefits.

Termination Without Cause. In the event the executive’s employment is terminated without cause during the term of the employment agreement, the executive will receive certain benefits, including the executive's earned salary, an amount equal to the annual average of any cash incentive compensation and bonus that the executive received during the immediately preceding two years, prorated based on the number of days during the calendar year that elapsed prior to the effective date of the termination of the executive's employment. In the case of Messrs. Gasior and Cloutier, the executive will also receive an amount equal to the executive's average annual compensation (base salary, cash incentive compensation, and other compensation) based on the most recent three taxable years and in the case of  Mr. Adams, the executive will receive an amount equal to his base salary for the greater of 18 months or from the date of termination through the end of their employment period, whichever period is longer, and certain health benefits.  A termination without cause also includes a decision by the Board, including a failure to elect or re-elect, or to appoint or re-appoint, the executive the title to which the executive was appointed or elected as of the date of the employment agreement.  In a change in control-related termination of employment by the Bank, the severance payments and benefits under employment agreements would be reduced, if necessary, to avoid an “excess parachute payment” under Section 280G of the Internal Revenue Code.

Termination of Employment by Executive for Good Reason. Under the employment agreements, the executive may terminate employment for “good reason” by giving notice within 60 days after the event giving rise to the right to terminate employment.  The definition of “good reason” includes: (i) the relocation of executive’s principal place of employment to a place that is more than a specified distance from designated locations; (ii) a reduction in the executive’s base salary or a material reduction in the benefits; (iii) a material uncured breach of the employment agreement; and (iv) a material diminution in executive’s duties and responsibilities following the consummation of a “change of control” as defined by applicable federal laws and regulations (a “Double Trigger”).  Consequently, all employment agreements require a “Double Trigger” for payment to be made in connection with a change in control. In the event an executive’s employment is terminated for good reason, the executive will receive the same amounts, the same coverage under the Core Plans and the same health insurance coverage continuation rights that the executive would receive if the executive's employment had been terminated without cause.

Termination of Employment by Executive. An executive who terminates employment by resignation other than due to Good Reason will only be entitled to the executive's earned salary and vacation through the date of termination.

Continuation of Health Insurance Benefits. In the event the executive's employment terminates involuntarily due to disability, death, without cause, or voluntarily for good reason, the executive and any qualified dependents (including the executive's spouse) are eligible for continued health insurance benefits. The period of continued health coverage ends upon the earlier of the executive's eligibility for comparable coverage under another group health insurance plan with no pre-existing condition limitation or exclusion, or the date on which the insured becomes eligible for Medicare coverage, or, for Mr. Adams, age 65. The executive's cost for continued health insurance benefits is equal to the amount paid by the executive for health insurance coverage immediately prior to the executive's termination.

General Release; Non-Solicitation. The executive is required under the employment agreement to execute a general release in consideration for any severance amounts. In addition, the executive agrees not to solicit the Bank’s customers, their business or the Bank’s employees for the greater of twelve months or the period of time in which the executive receives any severance payments or benefits under the agreement.

Compensation of Directors

Directors’ Fees. All directors of the Company who served in 2024, other than Mr. Mackovak and Ms. Zukonik, are also directors of the Bank. Except for Mr. Gasior, who receives no fees for serving as a director, committee chairperson or committee member, the directors of the Bank received a Board fee of $3,000 per month for preparing for and attending meetings of the Board of Directors of the Bank. The directors of the Company received a Board fee of $1,500 per month.  Except for the Audit Committee, the Bank did not pay its directors a separate fee during 2024 for serving on board committees. The members of the Audit Committee were paid an Audit Committee fee during 2024 because the Audit Committee is a required entity with separate responsibilities established by applicable laws and regulations. During 2024, the Company paid an Audit Committee fee of $500 per month to Mr. Hausmann (the Chairman of the Audit Committee), and $400 per month to Messrs. Wells and Wherfel (members of the Audit Committee).  Mr. Hausmann and Mr. O'Connor were reimbursed for their travel expenses for attending meetings of the Board of Directors of the Company and the Bank.

Mr. Mackovak and Ms. Zukonik were compensated for service as directors of the Company because they are not directors of the Bank. Mr. Mackovak and Ms. Zukonik received Board fees of $1,500 per month.  Mr. Mackovak and Ms. Zukonik were reimbursed for their travel expenses for attending meetings of the Board of Directors of the Company.

The table below provides information on 2024 compensation for directors who served in 2024. Directors receive no perquisites in addition to the scheduled fees paid to each member, except as noted below:

Name	Fees Earned or Paid in Cash ($) (1)	All Other Compensation	Total ($)
Cassandra J. Francis	54,000	-	54,000
John M. Hausmann, C.P.A.	60,000	-	60,000
Benjamin Mackovak (2)	16,500	-	16,500
Aaron J. O'Connor, C.P.A. (2)	52,500	-	52,500
Terry R. Wells	58,800	-	58,800
Glen R. Wherfel, C.P.A. (3)	58,800	-	58,800
Debra R. Zukonik	18,000	-	18,000

(1)	Fees for Ms. Francis and Messrs. Hausmann, O'Connor, Wells, and Wherfel include fees for service on the Board of Directors of the Bank in the amount of $36,000.
(2)	Messrs. Mackovak and O'Connor were elected to the Board of Directors of the Company on February 7, 2024.
(3)	Mr. Wherfel is retiring from the Board of Directors effective on the date of the Annual Meeting.

 PROPOSAL III - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the rules and regulations of the SEC, the compensation of the Chief Executive Officer and the other two most highly compensated executive officers of the Company and Bank (collectively, the “Named Executive Officers”) is described in detail in the “Narrative Discussion of Executive Compensation” and “Executive Compensation” sections of this Proxy Statement, including the compensation tables and the accompanying narrative discussions.

At the 2023 annual meeting of stockholders (the “2023 Annual Meeting”), we provided stockholders with the opportunity to vote on an advisory, non-binding basis as to the frequency that stockholders would vote on a “say-on-pay” proposal, which gives stockholders the opportunity to endorse or not endorse, on an advisory, non-binding basis, the compensation paid to our Named Executive Officers. In light of the advisory vote of stockholders at the 2023 Annual Meeting, we determined to hold the “say-on-pay” advisory vote on an annual basis until the next frequency vote, which is occurring at the 2029 annual meeting of stockholders. Accordingly, stockholders have the opportunity to vote on an advisory, non-binding resolution at the Annual Meeting to approve the compensation of our Named Executive Officers, as described in this Proxy Statement under “Narrative Discussion of Executive Compensation” and the compensation tables and narrative disclosure.

We are asking you to indicate your support for the compensation of our Named Executive Officers as described in this Proxy Statement. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation of our Named Executive Officers and the compensation policies and practices described in this Proxy Statement.

The “say-on-pay” proposal will be presented at the Annual Meeting in the form of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Narrative Discussion of Executive Compensation, compensation tables and narrative discussion, is hereby APPROVED.”

The Board of Directors recommends that the stockholders of the Company vote “FOR” this resolution.

The Board of Directors believes that the Company’s compensation policies and procedures appropriately encourage a culture of pay for performance, serve to attract and retain experienced, highly qualified executives who are critical to the Company’s long-term success, and align the compensation of the Named Executive Officers with the long-term interests of the Company and its stockholders. Consistent with these objectives, and as discussed more fully in the “Narrative Discussion of Executive Compensation” section of this Proxy Statement:

•	The Chief Executive Officer, the Chief Financial Officer and the Marketing and Sales President received cash incentive plan payments for the year ended December 31, 2024.
•	Base compensation increased 2.5% for the Chief Executive Officer, the Chief Financial Officer and the Marketing and Sales President in 2024.
•	Base compensation increased 2.0% for the Chief Executive Officer, the Chief Financial Officer and the Marketing and Sales President in 2025.

The approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card. At the 2024 Annual Meeting, over 82% of the advisory votes cast were for the approval of the compensation paid to the Company’s Named Executive Officers.

Where no instructions are indicated, validly executed proxies will be voted “FOR” this resolution.

The advisory vote on this resolution will not be binding on the Board of Directors or the Compensation Committee and will not overrule their prior decisions with respect to the compensation that was paid or awarded to any Named Executive Officer or create or imply any additional duty on the Board of Directors or the Human Resources Committee of the Board or the Bank. The Board of Directors and the Human Resource Committee will review the voting results and take them into account when making future decisions on the compensation of the Named Executive Officers and will periodically review all material elements of the Company’s executive compensation program and procedures to ensure that they continue to fulfill their objectives. Stockholders have an opportunity to vote annually on the compensation of the Company’s Named Executive Officers.

 PROPOSAL IV - AMENDMENT TO THE CHARTER

After careful consideration, on December 3, 2024, our Board of Directors unanimously adopted a resolution approving and recommending to our stockholders that the stockholders approve an amendment to the Charter to divest the Board of Directors of its exclusive power to amend the Bylaws.

Background

As permitted by the Maryland General Corporation Law (the “MGCL”), Article 9 of the Charter currently provides the Board with the exclusive power to adopt, amend, restate or repeal the Bylaws. In addition, Article 8 of the Bylaws currently provides the Board with the exclusive power to adopt, alter, amend, restate or repeal the Bylaws by a resolution approved by two-thirds of the whole Board of Directors. In order for the Board to amend Article 8 of the Bylaws to give stockholders the concurrent power to amend the Bylaws, the Company’s stockholders must approve an amendment to Article 9 of the Charter.

The Board has declared advisable an amendment to the Charter (the “Charter Amendment”) to amend Article 9 so that the Board does not have the exclusive power to amend the Bylaws, and has recommended that our stockholders approve the Charter Amendment at the Annual Meeting. The Board has also approved an amendment to the Bylaws to permit stockholders, pursuant to a proposal that is submitted to the stockholders for approval at a duly called annual or special meeting of stockholders in accordance with the Bylaws, and is otherwise in compliance with applicable law, to amend, alter or repeal any provision of the Bylaws and adopt new provisions of the Bylaws, provided that any such amendment, alteration, repeal or adoption is approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

The Board also approved the following amendments to the Bylaws:

Vote Required for Director Election (Article 1, Section 1.06(a)).  A majority of the total votes cast for and against a nominee for director at a meeting of stockholders duly called and at which a quorum is present will be required to elect such nominee for director.  However, directors will be elected by a plurality of the votes cast at a meeting of stockholders for which the Board of Directors determines that the number of nominees for director exceeds the number of directors to be elected as of the record date for such meeting of stockholders.  Currently, a plurality of all the votes cast at any meeting of stockholders duly called and at which a quorum is present is sufficient to elect a director.

Definition of Stockholder Associated Person (Article 1, Section 1.09(a)(4)).  As used in the Bylaws, the term “Stockholder Associated Person” will mean:  (a) any person (i) controlling, directly or indirectly, (ii) “acting in concert” (as defined in 12 C.F.R. § 225.41(b)(2) or 12 C.F.R. § 5.50(d)(2)) with, (iii) who is a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) with, or (iv) who is a “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A under the Exchange Act) in any solicitation of proxies with, a stockholder; or (b) any beneficial owner of shares of stock of the Company owned of record or beneficially by a stockholder.  Currently, the Bylaws define “Stockholder Associated Person” as (a) any person controlling, directly or indirectly, or acting in concert with, a stockholder, (b) any beneficial owner of shares of stock of the Company owned of record or beneficially by a stockholder and (c) any person controlling, controlled by or under common control with such Stockholder Associated Person.

Declassification of Board (Article 2, Section 2.01).  At the 2026 Annual Meeting, each of the successors to the directors whose terms expire at the 2026 Annual Meeting will be elected to serve until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until their respective successors are duly elected and qualify. At the 2027 Annual Meeting, each of the successors to the directors whose terms expire at the 2027 Annual Meeting will be elected to serve until the 2028 Annual Meeting and until their respective successors are duly elected and qualify. Beginning with the 2028 Annual Meeting, all directors will be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.  Currently, the Bylaws divide the Board of Directors into three classes, with only one class of directors up for election at each annual meeting of stockholders and each director who is elected serving until the third succeeding annual meeting following his or her election.

In connection with the approval of the foregoing amendments to the Bylaws, the Board of Directors also approved and adopted a new corporate governance policy requiring any incumbent director who fails to receive a majority of the votes cast at the Annual Meeting or the vote required by the Bylaws for an election held subsequent to the Annual Meeting, and with respect to whom no successor is elected, to offer to resign from the Board (the “Director Resignation Policy”).

Text and Effectiveness of Proposed Amendments

The summary of the Charter Amendment and the proposed amendments to the Bylaws set forth above is qualified in its entirety by the text of the proposed Articles of Amendment relating to the Charter Amendment (the “Articles of Amendment”) and the Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”).  The text of the proposed Articles of Amendment is as follows:

FIRST:  The charter of the Corporation (the “Charter”) is hereby amended by deleting Article 9 in its entirety and inserting the following in lieu thereof:

Article 9.  Bylaws.

The Board of Directors is vested with the power to adopt, amend, restate or repeal any provision of the Bylaws of the Corporation.  Any adoption, amendment, restatement or repeal of any provision of the Bylaws of the Corporation shall be approved by the Board of Directors or the stockholders of the Corporation as provided in such Bylaws.

SECOND:  The amendment to the Charter as set forth above has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

THIRD:  The undersigned officer acknowledges these Articles of Amendment to be the corporation act of the Corporation and, as to all matters of facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

The text of the Second Amended and Restated Bylaws is attached as Appendix D to this Proxy Statement.

Assuming stockholder approval, we anticipate filing the Articles of Amendment with the State Department of Assessments and Taxation of Maryland on the day following the Annual Meeting.  The Second Amended and Restated Bylaws will be effective upon stockholder approval of the Charter Amendment. If our stockholders do not approve the Charter Amendment, the Charter will continue in effect in its current form, the Bylaws will not be amended and the Board will continue to have the exclusive power to adopt, amend, restate or repeal the Bylaws.

The approval and adoption of the Director Resignation Policy is effective for the Annual Meeting and thereafter.

Vote Required

Under Article 6, Section G of the Charter, an amendment of the Charter must be approved by at least two-thirds of all votes entitled to be cast by the holders of shares of stock of the Company entitled to vote on the matter, unless the proposed amendment has been approved by at least two-thirds of the whole Board of Directors, in which case the proposed amendment need only be approved by the vote of a majority of all the votes entitled to be cast by the holders of shares of stock of the Company entitled to vote on the matter.  Inasmuch as the proposed Charter Amendment was unanimously approved by the Board of Directors, approval of the proposed Charter Amendment requires the affirmative vote of a majority of the votes entitled to be cast on this Proposal 4. Abstentions and broker non-votes, if any, will have the same effect as a vote “against” this Proposal 4.

The Board of Directors unanimously recommends that the stockholders of the Company vote “FOR” this proposal.

 PROPOSAL V - STOCKHOLDER PROPOSAL

In accordance with SEC rules, we have set forth below a non-binding stockholder proposal, along with the supporting statement of the stockholder proponent, Steven Buckman. As explained below in our statement of opposition, our Board unanimously recommends that you vote AGAINST the stockholder proposal.

Steven Buckman has advised us that he is the beneficial owner of 4,000 shares of our common stock. Mr. Buckman has advised us that he plans to attend the Annual Meeting and present the below proposal. Mr. Buckman's address will be provided promptly upon written or oral request to the Corporate Secretary of the Company. All statements in the following stockholder proposal are the sole responsibility of Mr. Buckman.

Stockholder Proposal

Resolved, that the shareholders of BankFinancial, Inc. (“BFIN”) hereby recommend that the Board of Directors take all necessary steps to sell BankFinancial, Inc.

Stockholder’s Supporting Statement:

Steven Buckman believes that the returns on the Company’s assets are subpar and that BFIN stockholders would be best served if the Company and its assets were sold at the earliest opportunity for the highest price available

Board of Directors Statement in Opposition

A similar stockholder proposal (the “2024 Proposal”) was submitted to the Company’s stockholders for consideration at the 2024 Annual Meeting.  At the 2024 Annual Meeting, 67% of the votes cast by stockholders participating in the meeting voted against the 2024 Proposal.  The Board of Directors believes that the proponent’s proposal is not in the best interests of the Company or its stockholders.

The Board believes that the proposal and the proponent’s desire for immediacy disregard the work the Board has done to date to evaluate the Company’s future strategic direction and oversimplify the multiple factors that could impact the Company’s future strategic direction, including current economic conditions, political uncertainties impacting the stock market and interest rates, the impact of stock prices on a potential acquiror’s ability to pay, pricing metrics and other empirical data for recent business combinations involving financial institutions in the Chicago market and elsewhere, the current regulatory environment and the Company’s future prospects.

The Board values and will continue to carefully consider constructive stockholder input and has pursued a number of institutional investor engagement initiatives since the 2024 Annual Meeting.  Furthermore, the Board continues to enhance stockholder rights and corporate governance as evidenced by the proposal to amend the Charter set forth in this Proxy Statement, the amendments of the Bylaws described in this Proxy Statement that will become effective upon stockholder approval of the amendment of the Charter and the recently adopted director resignation policy described in this Proxy Statement.

As noted in the Company’s 2024 Proxy Statement, the Board periodically receives presentations and input from investment banking firms as part of the Company’s strategic planning process. Since the 2024 Annual Meeting, the Board has continued to meet periodically with an experienced investment banking firm to evaluate potential business strategies and strategic alternatives, including potential business combinations. The Board intends to continue to receive investment banking and other professional advice to remain well positioned to evaluate the Company’s future strategic direction and potential strategic opportunities consistent with the requirements of the MGCL and the Company’s governing documents.  As in the past, the Board remains open to considering, and if appropriate pursuing, a business combination that would benefit the Company, including the Company’s stockholders and other constituents.

The Board’s strategic planning process will continue to include the continued evaluation of the Company’s Total Shareholder Return, its capital position and the manner in which capital should be deployed.  As of December 31, 2024, the Company’s 1-year Total Shareholder Return was 28.3% and its 3-year Total Shareholder Return was 34.4%.  The ABA NASDAQ Composite Community Bank Index 1-year Total Shareholder Return was 8.4% and the 3-year Total Shareholder Return was (4.3%). The Company’s capital position continues to be strong, with a Tier 1 leverage ratio of 10.90% as of December 31, 2024.  Throughout 2024, the Company maintained its quarterly dividend rate at $0.10 per common share, repurchased 15,203 shares of common stock and increased the book value of the Company’s shares of common stock to $12.55 per share as of December 31, 2024.

The Board’s strategic planning process will also include continued oversight and evaluation of the Company’s operational execution and capacity for continued performance improvement.  In that regard, the Company has continued to reduce risk exposures in all loan categories as appropriate, especially with respect to the government equipment finance and the healthcare finance portfolios, and at the same time, has taken a variety of steps to accelerate growth in commercial loan originations for small business and general commercial finance credit facilities over time.

Consistent with the Board’s ongoing execution of its responsibilities to stockholders, the Board will continue to consider and evaluate suitable strategic opportunities for the Company, evaluate and refine its corporate governance practices and oversee the execution of the Company’s key initiatives to improve operating results in a safe and sound manner for the benefit of the Company’s stockholders and other constituents.

The Board of Directors recommends that the stockholders of the Company vote “AGAINST” this proposal.

ETHICS AND BUSINESS CONDUCT MATTERS

The Company conducts no business activities other than activities relating to capital management, stockholder relations, and acting as a source of financial strength for its subsidiary, the “Bank. The Company and the Bank maintain comprehensive policies, procedures, internal controls and practices with respect to ethics and business conduct matters, including:

•

Codes of Ethics & Business Conduct. The Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. A copy of the Company’s Code of Ethics was previously filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Any amendments to and waivers of the requirements of the Code of Ethics for Senior Financial Officers will be disclosed on the Company website, www.bankfinancial.com.

The Company has also adopted a Code of Business Conduct, pursuant to the listing standards of the NASDAQ Stock Market that applies generally to the Company’s directors, officers, and employees. The Company and the Bank conduct training with respect to these matters at least annually. The Company and the Bank maintain appropriate independent, anonymous channels of communication available on a continuous basis to the Internal Audit Division for notification of potential or actual violations of the Bank’s systems of internal controls, applicable laws, regulations or Bank policies.

•

Anti-Money Laundering Policy and Risk Management. The Bank maintains a Bank Secrecy Act / Anti-Money Laundering / Countering the Financing of Terrorism Policy that is reviewed at least annually by its Board of Directors. The Bank Secrecy Act / Anti-Money Laundering / Countering the Financing of Terrorism Policy includes a Know-Your-Customer (KYC) customer due diligence compliance program requirement.  The Bank conducts compliance training programs, from entry-level to executive-level (including the Board of Directors of the Bank), focused on Bank Secrecy Act / Anti-Money Laundering, at least annually.

•

Anti-Money Laundering Policy External Review. The Audit Committee of the Board of Directors of the Bank reviews an annual independent external compliance review of the Bank Secrecy Act / Anti-Money Laundering / Countering the Financing of Terrorism Policy and its related compliance programs in accordance with the standards of the Federal Financial Institutions Examination Council (“FFIEC”).   The Bank Secrecy Act / Anti-Money Laundering / Countering the Financing of Terrorism Policy external review includes a review of the Know-Your-Customer (KYC) customer due diligence program.

•

Anti-Bribery Policy. The Bank maintains a Professional Responsibility Policy requiring compliance with the Bank Bribery Amendments Act of 1985. The Bank conducts compliance training programs with respect to its anti-bribery policy on a periodic basis. The Bank maintains appropriate independent, anonymous channels of communication available on a continuous basis to the Internal Audit Division for notification of potential or actual violations of the Bank’s systems of internal controls, applicable laws, regulations or Bank policies.

•

Political Activities.  The Bank maintains a Professional Responsibility Policy requiring compliance with the Federal Election Campaign Act of 1971, which prohibits contributions of any kind to any federal, state or local primary or general election campaign or candidate by the Bank, or reimbursement of any such contributions by employees. The Bank maintains controls and conducts external and internal audit testing for compliance with its Professional Responsibility Policy. The Bank maintains appropriate independent, anonymous channels of communication available on a continuous basis to the Internal Audit Division for notification of potential or actual violations of the Bank’s systems of internal controls, applicable laws, regulations or Bank policies.

•

Stakeholder Engagement Activities. The Company periodically participates in investor conferences conducted by investment banking firms. The Company maintains telephone and electronic mail access for media, investor and stakeholder communications which is monitored by senior officers of the Company and meets with stockholders as appropriate to discuss relevant topics of interest.

INFORMATION SECURITY MATTERS

The Company conducts no business activities other than activities relating to capital management, stockholder relations, and acting as a source of financial strength for its subsidiary, the Bank. Cyber/information security is a significant and integrated component of the Company’s risk management strategy. As an insured depository institution, threats to information security are present and growing, and the potential exists for a cybersecurity incident to occur, which could disrupt business operations or compromise sensitive data. To date, the Company has not, to its knowledge, experienced an incident materially affecting or reasonably likely to materially affect the Company.  The Bank maintains comprehensive policies, procedures, internal controls and practices with respect to cyber/information security, including:

•

Information Security Policy and Risk Management. The Bank maintains an Information Security Policy reviewed and updated as needed, and at least annually by its Board of Directors. The Boards of Directors of the Company and the Bank review a formal Information Security Report at least annually and also receive periodic reports on cyber/information security topics and matters.

As required by federal banking laws and regulations, the Bank’s cyber/information security risk management practices include risk assessments, controls and practices specifically for cybersecurity, information technology deployment and third-party information technology vendor risk management.

The Bank conducts an extensive training program, from entry-level to executive-level, focused on information security and customer data privacy. As part of its Enterprise Risk Management protocols, the Company and the Bank maintain insurance policies appropriate for the scope of its operations, including coverage for risks related to cyber/information security and customer data privacy.

•

Information Technology & Information Security Audits.  The Bank conducts independent external and internal audits of internal controls relating to information technology and information security in accordance with standards established by the Federal Financial Institutions Examination Council (“FFIEC”). Pursuant to their respective Charters, the Audit Committees of the Company and the Bank review and monitor the effectiveness of the Bank’s internal controls, including those controls related to information security, based on independent external audit and internal audit reports.  The Chief Audit Officer, who is also a Certified Information Systems Auditor, coordinates the external and internal audit plan and reporting functions for the Bank.

•

Information Security Management. To prepare and respond to incidents, the Bank maintains implemented multi-layered cybersecurity protocols, integrating people, technology, and processes as part of the Bank’s Information Security Program. The Information Security Program is governed by various information security and cybersecurity, systems development, change control, disaster recovery/business continuity, third-party vendor management and physical asset classification and control policies. The Information Security Program identifies data sources, threats and vulnerabilities, deploys current information security technologies and ensures awareness, accountability, and oversight for data protection throughout the Bank and with trusted third parties to ensure that data is protected and able to be recovered in the event of a breach or failure (technical or other disaster). The Company engages qualified third-party vendors, consultants and independent auditors to, among other things, conduct network penetration tests and perform cyber/information security audits.

The Information Services Division of the Bank is primarily responsible for identifying, assessing and managing material risks from cyber/information security threats. Information security management is conducted by the Chief Information Officer (“CIO”) and Chief Information Security Officer (“CISO”) of the Bank. The CIO has over ten years’ experience with the Bank, including information security technology deployment and previous information technology audit experience. The CISO has more than 15 years of experience with the Bank, with expertise in large-scale systems information security and customer data privacy management.

The CIO monitors, evaluates and adjusts the Bank’s Information Security Program, considering any relevant changes in technology, the sensitivity of its customer information, internal or external threats to information, and changing business arrangements, such as mergers and acquisitions, technology development initiatives, alliances and joint ventures, outsourcing arrangements, and changes to customer information systems. The Management Audit/Compliance Committee reviews and coordinates the status and results of information security controls, network penetration, business continuity/disaster recovery testing, and incident response plan testing. The CIO is a member of various management committees, chairs the Technology Coordinating Committee of the Bank, and presents cyber/information security updates on a periodic basis to the Chief Executive Officer and the Bank’s Board of Directors.

Our employees are the first line of defense with respect to cyber/information security protection. Each employee is responsible for protecting Bank and customer information. Employees are provided training at initial onboarding and thereafter regarding information security and cybersecurity-related policies and procedures applicable to their respective roles within the organization. In addition, employees are subjected to regular simulated phishing assessments, designed to sharpen threat detection and reporting capabilities. In addition to training, employees are supported with solutions designed to identify, prevent, detect, respond to, and recover from cyber/information security threats and activities intended to compromise cyber/information security.

•

Customer Data Privacy. The Bank maintains and publishes its Customer Data Privacy Policy on its official website. The Principles include disclosures of the use and sharing of certain customer information, as well as the significant restrictions the Bank places on such activities. In addition, the Bank maintains policies restricting the knowing use or collection of information about children under 13 by the Bank, other than to provide parental notice or consent. The Bank also maintains policies and controls over the use of electronic mail solicitations, including a customer’s ability to “opt-out” of electronic solicitations at any time.

The Bank maintains policies, controls and training programs concerning customer information security, including transaction processing. The Bank deploys universal conditional access policies, requires multi-factor authentication for external network access and on-line banking access by Bank customers, and maintains additional access controls for network security and transaction processing. The Bank also has policies and controls to identify, classify and limit access to non-public customer information, including a comprehensive third-party vendor management cyber/information security risk program.

•

Customer Data Privacy Reviews. The Bank conducts independent external and internal reviews of internal controls relating to customer data privacy and data security in accordance with the requirements of the Gramm-Leach-Bliley Act, the Right to Financial Privacy Act, and standards established by the FFIEC. Pursuant to their respective Charters, the Audit Committees of the Board and the Bank review the effectiveness of the Bank’s internal controls, including those controls related to customer data privacy based on independent external audit and internal audit reports.

•

Information Security Incident Response. The Bank maintains information security incident response plans for various information security/data breach scenarios. The Bank tests its incident response plans at least annually. Pursuant to applicable federal and state laws, regulations and FFIEC standards, the Bank maintains incident response notification procedures for affected customers, including notification of federal regulatory authorities and law enforcement. For the preservation of all possible avenues for law enforcement, the Bank does not disclose information security incidents to the general public unless required by law or as directed by applicable lawful authority.

ENVIRONMENTAL MATTERS

The Bank maintains certain policies and practices with respect to environmental matters, including:

•

Environmental Protection and Sustainability. The Bank maintains policies to detect and prevent adverse environmental conditions with respect to the business operations of its borrowers; in addition, the Bank provides specialized financing for remediation of environmentally-contaminated real property to restore the property to a condition in compliance with federal and state environmental protection laws and regulations.

With respect to the Bank’s facilities and operations, the Bank’s operations and branch office density present an inherently low profile in terms of carbon emissions. To the extent supported by local municipalities, the Bank participates in plastic and metal recycling programs. The Bank’s migration to digital transaction execution and information delivery significantly reduces the Bank’s consumption of paper and road delivery services. The Bank’s capital investment program continues to invest in energy-efficient lighting and HVAC systems, which can produce reductions of up to 60% compared to historical energy usage and non-recyclable materials replacement.

•

Environmental Supply-Chain Management.  Over 95% of the direct supply-chain for the Company and the Bank is based in the United States. Due to the absence of a material international component to the direct supply chain, the Company and the Bank do not maintain global vendor codes of conduct with respect to environmental matters.

SOCIAL AND COMMUNITY MATTERS

The Company or the Bank maintains several activities with respect to community and social matters:

•

Community Investment, Participation and Support. The Bank is a leader in community investment, with ten consecutive “Outstanding” Community Reinvestment Act ratings since 1998 as determined by agencies of the U.S. Treasury Department. The Bank maintains a leadership position in lending to providers of affordable multi-family residential housing in its primary market, and in providing financing to providers of healthcare and community support services to low-income individuals and families, developmentally disabled persons, and the elderly. The Bank provides financial and in-kind support by its associates to approximately 100 charitable organizations within its communities.

•

Human Rights Policy. 100% of the workforce of the Company and the Bank is based in the United States, and is therefore subject to federal, state and local civil rights, minimum/living wage, employment benefits, and labor laws and regulations. The Company and the Bank maintains appropriate equal opportunity, anti-discrimination, anti-harassment and workplace safety policies and practices, including anti-discrimination policies with respect to sexual orientation and gender identity/expression, including independent, anonymous channels of communication available every day to the Human Resources Division and Internal Audit Division for notification of potential or actual violations of the Bank’s Human Rights policies and practices.

•

Human Rights Convention. The Board of Directors of the Company has affirmed the Company’s agreement with and support for the International Covenant for Civil and Political Rights (ICCPR) as ratified by the United States Senate in 1992.

•

Human Rights & Supply-Chain Management. Over 95% of the direct supply-chain for the Company and the Bank is based in the United States, and is therefore subject to federal, state and local civil rights and labor laws and regulations. The Bank maintains a Vendor Management Policy which includes local community inclusion, civil rights, and labor compliance standards in vendor selection.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder who wishes to contact the Board of Directors or an individual director may do so by writing to the Board of Directors or the individual director care of, BankFinancial Corporation, 60 North Frontage Road, Burr Ridge, Illinois 60527, Attention: James J. Brennan, Secretary. Each communication received will be reviewed by the Secretary and distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communication. The Secretary may attempt to handle an inquiry directly or forward a communication to another employee of the Company for response. The Secretary also has the authority not to forward a communication to the Board of Directors or an individual director if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

Neither the Bank nor the Company had any outstanding extensions of credit as of December 31, 2024 to any executive officer or directors or to a related interest of a director or executive officer. The Bank’s Professional Responsibility Policy provides that no director or executive officer (as defined by the Bank’s Board of Directors) may provide goods or services to the Bank or an affiliate (which includes the Company) unless approved by the disinterested majority of the Board of Directors after full disclosure and it is determined that the arrangement is fair and appropriate. In addition, all transactions between the Bank or its affiliates and a director or executive officer must be conducted on an arm’s length basis, comply with all applicable laws and regulations and be on terms that are no more favorable to the director or executive officer than those afforded to similarly situated customers and vendors.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

The Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee for election to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not earlier than the 150th day nor later than 5:00 P.M., Chicago, Illinois Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 P.M., Chicago, Illinois Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must include:

•	As to each individual whom the stockholder proposes to nominate for election or re-election as a director,

◦	the name, age, business address and residence address of such individual;
◦	the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;
◦	the date such shares were acquired and the investment intent of such acquisition; and
◦

all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, and the rules thereunder (including such individual’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected).

•

As to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any “Stockholder Associated Person” (as defined in the Bylaws), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom;

•

As to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Company which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person;

•

As to the stockholder giving the notice and any Stockholder Associated Person described above, the name and address of such stockholder, as they appear on the Company’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and

•

To the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or re-election as a director or the proposal of other business on the date of such stockholder’s notice.

Nothing in this Proxy Statement shall be deemed to require the Company to include in its Proxy Statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the 2026 Annual Meeting must be given to the Company no earlier than January 17, 2026 and no later than 5:00 P.M., Chicago, Illinois Time, on February 16, 2026. If notice is received before January 17, 2026 or after 5:00 P.M., Chicago, Illinois Time, on February 16, 2026, it will not be considered timely, and the Company will not be required to present the matter at the next Annual Meeting of Stockholders.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at BankFinancial Corporation’s executive office, 60 North Frontage Road, Burr Ridge, Illinois 60527, no later than 5:00 P.M., Chicago, Illinois Time, on February 16, 2026. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act and the Bylaws.

NOTICE OF A SOLICITATION OF PROXIES IN SUPPORT OF DIRECTOR NOMINEES OTHER THAN THE COMPANY’S NOMINEES

In order to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting, a person must provide notice postmarked or transmitted electronically to our executive office, 60 North Frontage Road, Burr Ridge, Illinois 60527, or BFIN@bankfinancial.com, no later than May 22, 2026.  Any such notice and solicitation shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in their discretion.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation. We have retained MacKenzie Partners, Inc. to act as a proxy solicitor in conjunction with the Annual Meeting. For proxy solicitation services, we have agreed to pay MacKenzie Partners, Inc. a fee of $20,000, plus (i) itemized charges based on the number of calls made and votes received by MacKenzie Partners, Inc. and (ii) reasonable expenses for such services.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED December 31, 2024 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BANKFINANCIAL CORPORATION, 60 NORTH FRONTAGE ROAD, BURR RIDGE, ILLINOIS 60527, ATTN: JAMES J. BRENNAN, SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

James J. Brennan
Secretary

Burr Ridge, Illinois

June 16, 2025

APPENDIX A

BANKFINANCIAL CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

(As amended by the Board of Directors on April 24, 2025)

I.	PURPOSE OF THE AUDIT COMMITTEE

The Audit Committee shall be directly responsible for the appointment and dismissal, compensation, and oversight of the Company’s Internal Auditor and independent auditor, and may not delegate any of such responsibilities to others. The Committee shall assist the Board in its oversight of:

•

The integrity, accuracy and completeness of the Company’s financial statements and other significant written financial information provided by the Company to any regulatory organization or the public in compliance with all applicable laws and regulations;

•	The Company’s auditing, accounting and financial reporting processes;

•	The Company’s systems of internal controls regarding asset/liability management, lending, finance, deposit services and other risk exposures;

•	The Company’s compliance with legal and regulatory requirements;

•	The retention and dismissal of the independent auditor as well as the review of the independent auditor’s qualifications, engagements, compensation and performance;

•	The performance of the Company’s internal audit function;

•	The adequacy of this charter and recommend any changes to the Board based on the advice of outside counsel concerning the current standards applicable to publicly-held corporate Audit Committees;

•

The assessment of the Committee’s operational performance on an annual basis, with the assistance of its outside counsel, the independent auditor or other consultants as it deems appropriate. The Committee will provide its self-assessment and recommendations for any changes to the Board. The Committee shall also recommend any changes to its allocation of resources resulting from its performance self-assessment; and

•	Provide an open avenue of communication among management, the Internal Auditor, the independent auditors, senior management and the Board of Directors.

The Committee does not prepare financial statements on behalf of the Company or perform the Company’s audits, and its members are not the Company’s auditors and do not certify the Company’s financial statements. These functions are performed by the Company’s management and independent auditor.

II.	MEMBERSHIP

All members of the Audit Committee shall be independent of the Company management and free of any relationship that would compromise their exercise of independent judgment as Committee members. Each member of the Committee must satisfy all applicable qualification and independence requirements set forth in the rules and regulations of applicable regulatory organizations. The Committee shall monitor its continuing compliance with all membership requirements.

The Committee must consist of at least three directors. The responsibilities of a member of the Committee are in addition to responsibilities as a member of the Board and, accordingly, members receive additional compensation for Committee service.

The Company may assist the Committee in maintaining the appropriate financial literacy, and is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company, and other matters as may be requested. The Company may also provide new members with educational opportunities and appropriate orientation briefings.

III.	FREQUENCY OF MEETINGS

The Committee shall meet as frequently as necessary but no less than four times annually. The Committee shall also meet at the request of the Chief Executive Officer, the Chief Financial Officer, the Internal Auditor or the independent auditor. The Board of Directors shall designate a Chairperson of the Committee. The Committee Chairperson shall approve an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of its meetings and activities.

The Committee shall, through its Chairperson, report regularly to the Board following the meetings of the Committee, addressing the matters designated by this Charter and such other related matters as the Committee may deem appropriate.

IV.	AUTHORITY

The Audit Committee may conduct or authorize investigations into any matters within the scope of this Charter. The Committee may also take any other action permitted by applicable laws, rules and regulations necessary to accomplish any action authorized by this charter.

The Committee may conduct meetings in executive session, with or without management, the Internal Auditor or the independent auditor (in each case, either individually or jointly) to affect the appropriate environment of communication and coordination for the Committee’s purposes and responsibilities pursuant to this Charter.

The Committee may request reports from the Chief Executive Officer or Chief Financial Officer. The Committee may also retain (and has the sole discretion to determine the funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others.

V.	SCOPE OF COMMITTEE RESPONSIBILITIES

The scope of Committee responsibilities is as follows:

A.	Financial Reporting Processes

•

In consultation with the Internal Auditor and the independent auditors, review the accuracy and completeness of the Company’s financial reporting processes, both internal and external, in compliance with all applicable laws and regulations. The review should include the adequacy and effectiveness of the accounting and financial controls of the Company and any recommendations by the independent or internal auditor for improvements or particular areas where new or more detailed controls or procedures are desirable;

•

Establish regular and separate systems of reporting to the Committee by management, the Internal Auditor and the independent auditor regarding any significant judgments or assumptions made in management’s preparation of the financial statements and the appropriateness of such judgments;

•

Inquire of management, Internal Auditor and the independent auditors about significant risks or exposures involving accounting policies, internal controls or compliance matters and assess the steps management has taken to minimize such risks;

•

Periodically consult with the Internal Auditor and the independent auditors without the presence of management about the system of internal controls and the completeness and accuracy of the Company’s financial statements;

•

Receive written representations from management as to the integrity of the Company’s internal controls and financial reporting systems and the conformity of the Company’s financial statements with generally accepted accounting principles and applicable regulatory accounting principles;

•	Review any significant disagreement among management, the Internal Auditor and the independent auditors in connection with the preparation of the financial statements; and

•

Consider and approve, if appropriate, material changes to the Company’s accounting and auditing principles and practices as needed or as recommended by management, the Internal Auditor or the independent auditors.

B.	Conduct of Internal Auditing

•

Review the internal audit function of the Company, including the annual audit plan as revised to incorporate adjustments due to changes in the business of the Company or arising from the cycle of internal controls review;

•

Review with the Internal Auditor and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources;

•

Review the appointment, replacement, reassignment or dismissal of the Internal Auditor, the sufficiency of resources dedicated to the internal audit function and the independence of the Internal Auditor and internal audit function;

•	Review internal audit reports and management’s responses thereto;

•

Receive written representation from the Internal Auditor that there were no significant difficulties encountered during the course of internal audits, including any restrictions on the scope of their work or access to required information; and

•	Review the Internal Audit Division’s compliance with the Institute of Internal Auditors’ Global Internal Audit Standards.

C.	Conduct of Independent Auditing

•

Subject to ratification by shareholders, the Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation of the independent auditors (for both the independent audit and approved non-audit services). The independent auditors shall report directly to the Audit Committee;

•

Subject to the prohibitions in Exhibit A, approve all audit and non-audit services to be performed by the independent auditors prior to the performance of that work (including all fees and expenses), either directly by the Audit Committee or in accordance with any pre-approval policy that may be adopted by the Audit Committee, provided that pre-approval shall not be required for any services that are exempt as de minimus under federal regulations or applicable listing requirements;

•	Review the qualifications and experience of senior members of the independent audit team and the independent auditor’s performance and fees;

•

Review and discuss with the independent auditors all significant relationships the independent auditors have with the Company to confirm independence. The Audit Committee shall also approve the hiring of employees or former employees of the independent auditor;

•

Review with the independent auditor any problems or difficulties in connection with the independent audit and management’s response, review the independent auditor’s attestation and report on management internal control report, and hold timely discussions with the independent auditors regarding the following: (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles or regulatory accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatment, and the treatment preferred by the independent auditor; (3) other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences; and (4) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, discussing significant reporting issues and judgments made in connection with the preparation of the Company’s financial statements; and

•

Obtain and review annually a report by the independent auditor describing (1) the auditing firm’s internal quality control procedures and (2) any material issues raised by its most recent quality control review or investigation within the preceding five years and steps taken to resolve those issues.

D.	Conduct of Information Technology & Information Security Auditing

•

Review of the minutes of the Audit Committee of the Bank with respect to the effectiveness of the Bank’s internal controls concerning Information Technology, including those controls related to information security, based on independent external audit and internal audit reports, and the presence or absence of any information security breaches or incidents;

•	Participate in continuing education with respect to emerging issues and trends in information technology auditing and information security; and

•	Review of the minutes of the Audit Committee of the Bank with respect to the effectiveness of the Bank’s internal controls concerning Third-Party Vendor Management.

E.	Conduct of Legal & Regulatory Compliance Management

•	Review the Company’s Code of Ethics & Business Conduct and recommend any changes or additions thereto;

•

Establish procedures whereby (1) officers and associates can confidentially and anonymously submit to the Committee concerns or issues regarding the Company’s accounting or auditing principles and practices and (2) the tracking of the receipt, retention and treatment of such complaints is affected by the Internal Audit Division for direct reporting to the Committee;

•

Review the effectiveness of the Company’s regulatory compliance program, including any changes to policies or practices recommended by management, the Internal Auditor, the independent auditors or outside counsel;

•	Review all regulatory examination reports, management responses and any matters concerning resolution activities that the Internal Auditor believes appropriate for the Committee’s attention;

•	Review with the Company’s outside legal counsel any legal matters that may materially affect the Company’s financial statements or public filings and reports;

•

Review related party transactions consistent with all regulatory requirements, including the procedures with respect to expense account management and use of corporate assets by directors, officers and associates; anf

•	At least annually, assess any emerging accounting or regulatory issues that may have a material effect on the Company’s financial statements or public filings and reports in the future.

F.	Public Filings & Reports

•

Review the Company’s quarterly and annual SEC filings, including the financial statements, Management Discussion & Analysis information and management certifications with the Chief Executive Officer, Chief Financial Officer, the Internal Auditor and the independent auditors;

•	Review earnings press releases and information provided to analysts and rating agencies;

•	Review reports or other financial information, as deemed necessary and appropriate, prior to submission to the applicable regulatory organization or to the public; and

•	Submit an annual report of the Committee to shareholders in the Company’s Proxy Statement as required by the U.S. Securities and Exchange Commission.

VI.	CONCLUSION

The Committee is to serve as an independent and objective party to monitor the Company’s financial reporting process and system of internal controls on behalf of the Board and shareholders. While maintaining its independence and integrity at all times, the Committee must also provide an open avenue of communication among management, the Internal Auditor, the independent auditors and the Board of Directors to properly fulfill its mission.

EXHIBIT A - PROHIBITED NON-AUDIT SERVICES

The following services may not be provided by the independent auditor contemporaneously with the audit:

•	Bookkeeping or other services related to the accounting records or financial statements of the Company;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment advisor, or investment banking services;

•	Legal services and expert services unrelated to the audit; and

•	Any other service that the Public Company Accounting Oversight Board determines is impermissible.

APPENDIX B

BANKFINANCIAL CORPORATION

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.	PURPOSE OF THE COMMITTEE

The Corporate Governance and Nominating Committee shall be directly responsible for recruitment and evaluation of incumbent and new candidates for election to the Board of Directors.

II.	SCOPE OF COMMITTEE RESPONSIBILITIES

The scope of Corporate Governance and Nominating Committee responsibilities is as follows:

A.	Board of Directors Candidate Evaluation

●

Determine whether candidates meet the minimum qualifications for election pursuant to the Company’s Charter, Section 1.09 of the Company’s Bylaws and all applicable laws and regulations to which the Company is subject, including the determination whether an existing or proposed Board member meets all standards of independence established by applicable regulatory organizations;

●

Determine whether the background, experience and expertise of any candidate to the Board of Directors is in the long-term interests of stockholders. In its sole discretion, the Committee may consider the current composition of the Board of Directors and its Committees, the number of directors meeting all “independence” standards imposed by applicable regulatory organizations, present and future business activities and plans, the representation of the diverse communities and geographies served by the Company and any other factors the Committee deems appropriate.

B.	Corporate Governance Compliance

●

Facilitate and coordinate all meetings of independent directors required by all regulatory organizations. The Committee may appoint one or more independent directors as liaisons to non-independent directors, management or stockholders as it deems appropriate;

●	Coordinate and report to the Board of Directors an annual evaluation of the Board’s performance;

●	Review director compensation and recommend any changes to the Board of Directors;

●	Review the suitability of this Charter and the Company’s corporate governance practices and recommend any changes to the Board of Directors;

●	At least annually, assess any emerging legal or regulatory issues that may have a material effect on the Company’s corporate governance policies, practices or reports in the future.

III.	AUTHORITY

The Committee may conduct or authorize investigations into any matters within its scope of this Charter. The Committee may also take any other action permitted by applicable laws, rules and regulations necessary to accomplish any action authorized by this charter. The Committee may conduct meetings in executive session with members of the Board of Directors or new candidates (in each case, either individually or jointly) to affect the appropriate environment of communication and coordination for the Company’s control environment.

The Committee may request reports from the Chief Executive Officer or General Counsel. The Committee may also retain (and determine the funding for) experts to advise or assist it, including outside counsel, search firms or other advisors, and the Company must provide sufficient funding for any such assistance.

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IV.	FREQUENCY OF MEETINGS

The Committee shall meet as frequently as necessary but no less than annually. The Committee shall also meet at the request of the Chief Executive Officer or a majority of the Board of Directors. The Board of Directors shall designate a Chairperson of the Committee. The Committee Chairperson shall approve an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of its meetings and activities.

The Committee shall, through its Chairperson, report regularly to the Board following the meetings of the Committee, addressing the matters designated by this Charter and such other related matters as the Committee may deem appropriate.

V.	MEMBERSHIP

The Board shall appoint the members of the Corporate Governance and Nominating Committee annually. All members of the Committee shall be independent of the Company’s management and free of any relationship that would compromise their exercise of independent judgment as Committee members. Directors eligible for re-nomination during the current calendar year are not eligible for appointment as members of the Committee for the current year. Each member of the Committee must satisfy all applicable qualification and independence requirements set forth in the rules and regulations of applicable regulatory organizations.

VI.	LEAD DIRECTOR

The Chairperson of the Committee shall serve as the Lead Director of the Board of Directors. The Lead Director will call and preside at all executive sessions or special meetings of the Board’s outside, independent directors and provide feedback to the Chief Executive Officer regarding the same; work with the Chairpersons of the other Committees of the Board to ensure coordinated coverage of Board’s duties and responsibilities; serve as a supplemental point of contact for Board members and stockholders; serve as a liaison between the Board’s outside, independent Directors who are not considered independent under applicable legal standards; coordinate the implementation of this Charter, including the annual Board performance evaluation for herein; and execute such other duties and responsibilities as the Board may establish.

VII.	UNIVERSAL AGENDA ACCESS

Any member of the Board of Directors may place an item on the Agenda for any regular or special meeting of the Board of Directors by notifying the Chief Executive Officer or the Secretary of the same at least three business days before the scheduled date of the meeting.

VIII.	CONCLUSION

The Committee is to serve as an independent and objective party to monitor the Company’s corporate governance practices and facilitate the effective governance of the Company based on its evaluation of the composition and conduct of the Board of Directors.

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APPENDIX C

BANKFINANCIAL CORPORATION

HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.	PURPOSE OF THE COMMITTEE

The Human Resources Committee shall be directly responsible for the execution of the Board’s responsibilities with respect to compensation, performance evaluation and succession planning for the Company’s Chief Executive Officer and principal executive officers. (The term “principal executive officers” are those individuals covered by Section 16 of the Securities and Exchange Act of 1934.) The Committee is also responsible for the submission of the annual report on executive compensation to the Board of Directors for inclusion into the Company’s Annual Proxy Statement.

II.	SCOPE OF COMMITTEE RESPONSIBILITIES

The scope of Human Resources Committee responsibilities is as follows:

A.	Executive Compensation

Review and approve base compensation, cash incentive compensation, equity incentive compensation, non-standard employment benefits / perquisites, and employment or severance agreements for the Chief Executive Officer and principal executive officers. The Chief Executive Officer may not be present during voting or deliberations on his or her compensation.

B.	Management Sufficiency

Review annually the current state of management sufficiency and succession planning within the Company for key risk areas and report any recommended changes to the Board of Directors.

C.	Reporting

•	Submit a report to the Board on executive compensation for inclusion in the Company’s Annual Proxy Statement as required by all applicable laws and regulations of regulatory organizations;

•	Review the suitability of this Charter and recommend any changes to the Board of Directors;

•	At least annually, assess any emerging accounting, legal or regulatory issues that may have a material effect on the Company’s executive compensation practices or reports in the future.

III.	AUTHORITY

The Committee may conduct or authorize investigations into any matters within its scope of this Charter. The Committee may also take any other action permitted by applicable laws, rules and regulations necessary to accomplish any action authorized by this Charter.

The Committee may conduct meetings in executive session with members of the Board of Directors or the principal executive officers (in each case, either individually or jointly) to effect the appropriate environment of communication and coordination for the Company’s control environment.

The Committee may request reports from the Chief Executive Officer, Chief Financial Officer, General Counsel and Executive Vice President - Human Resources.

In its sole discretion, the Committee may retain, obtain the advice of or terminate any compensation consultant, legal counsel or other adviser used to assist the Committee in fulfilling its responsibilities. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any such consultant, legal counsel or other adviser retained by the compensation committee. The Company shall provide adequate resources to support the Committee’s activities, including appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of reasonable compensation to a compensation consultant, legal counsel or other adviser.

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Prior to the selection of, or receiving advice from, a compensation consultant, legal counsel or other adviser, the Committee must consider the following factors, as well as any other factors identified by the stock exchange on which the Company’s shares are listed:

•	The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

•

The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

•	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

•	Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

•	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

IV.	FREQUENCY OF MEETINGS

The Committee shall meet as frequently as necessary but no less than annually. The Committee shall also meet at the request of the Chief Executive Officer or a majority of the Board of Directors. The Board of Directors shall designate a Chairperson of the Committee. The Committee Chairperson shall approve an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of its meetings and activities.

The Committee shall, through its Chairperson, report regularly to the Board following the meetings of the Committee, addressing the matters designated by this Charter and such other related matters as the Committee may deem appropriate.

V.	MEMBERSHIP

The Board shall appoint the members of the Committee annually. All members of the Committee shall be independent of the company management and free of any relationship that would compromise their exercise of independent judgment as Committee members. Each member of the Committee must satisfy all applicable qualification and independence requirements set forth in the rules and regulations of applicable regulatory organizations.

VI.	CONCLUSION

The Committee is to serve as an independent and objective party to monitor the Company’s corporate governance practices relating to human resources matters and facilitate the effective oversight of executive compensation, management sufficiency and succession planning of the Company. The Committee will meet periodically throughout the year to execute its responsibilities and issue reports of its activities for use by the Board of Directors and Shareholders.

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APPENDIX D

BANKFINANCIAL CORPORATION

SECOND AMENDED AND RESTATED BYLAWS

Article 1. Stockholders

Section 1.01. Annual Meeting. An annual meeting of the stockholders for the election of Directors and the transaction of any other business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 1.02. Special Meetings.

(a) Calling of Special Meetings. Subject to the rights of the holders of any class or series of preferred stock of the Corporation, special meetings of stockholders of the Corporation may be called by the Chief Executive Officer, the President, or the Board of Directors pursuant to a resolution approved by majority of the Whole Board. For the purposes of these Bylaws, the term “Whole Board” shall mean the total number of Directors that the Corporation would have if there were no vacancies on the Board of Directors at the time any such resolution is presented to the Board of Directors for adoption. Except as provided in Section 1.02(b)(4), a special meeting of stockholders shall be held at such place, date and time as may be designated in a resolution approved by a majority of the Whole Board. Subject to the requirements of this Section 1.02, special meetings of the stockholders shall be called by the Secretary to act on any matter that may properly be considered at a meeting of stockholders only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at the meeting.

(b) Notice and Procedural Requirements for Special Meetings.

(1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the Secretary at the principal executive office of the Corporation (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of Directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the Board of Directors adopts a resolution fixing the Request Record Date. If the Board of Directors, within 10 days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the 10th day after the first date on which the Record Date Request Notice is received by the Secretary.

(2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority (the “Special Meeting Percentage”) of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Request”) shall be delivered to the Secretary. In addition, the Special Meeting Request: (i) shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the Secretary); (ii) shall bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request; (iii) shall set forth (I) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (II) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (III) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder; (iv) shall be sent to the Secretary at the Corporation’s principal executive office by registered mail, return receipt requested; and (v) shall be received by the Secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation or the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

(3) The Secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation’s proxy materials). The Secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 1.02(b), the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of any notice of the meeting.

(4) In the case of any special meeting called by the Secretary upon the request of stockholders (a “Stockholder Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the Secretary (the “Delivery Date”), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for any special meeting, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting, and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of Section 1.02(b)(3).

(5) If written revocations of requests for a special meeting have been delivered to the Secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and have not been revoked, requests for a special meeting to the Secretary: (i) if the notice of meeting has not already been delivered, the Secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the Secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the Secretary may revoke the notice of the meeting at any time before 10 days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The Chief Executive Officer, President or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the Secretary until the earlier of (i) five Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the Secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this Section 1.02(b)(6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.

Section 1.03. Notice of Meetings. Not less than 10 nor more than 90 days before each stockholders’ meeting, the Secretary shall give notice of the meeting in writing or by electronic transmission to each stockholder entitled to vote at the meeting and to each other stockholder entitled to notice of the meeting. The notice shall state: (a) the time and place of the meeting; (b) the purpose of the meeting, but only if the meeting is a special meeting or notice of the purpose of the meeting is otherwise required by the General Corporation Law of the State of Maryland, as now or hereafter in force (referred to herein as the “MGCL”) or other applicable law; and (c) the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and may vote at the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder’s usual place of business, mailed to the stockholder at his or her address as it appears on the records of the Corporation, or, subject to the requirements of the MGCL, transmitted to the stockholder by electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. If two or more stockholders share an address, notice to such stockholders may be given by a single notice to the fullest extent permitted by the MGCL. Each person who is entitled to notice waives notice if such person, before or after the meeting, delivers a written waiver or a waiver by electronic transmission that is filed with the records of the stockholders’ meeting, or is present at the meeting in person or by proxy. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article 1 or the validity of any proceedings at any such meeting.

Subject to Section 1.09(a) of this Article 1, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 1.09(c)(3) of this Article 1) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than 10 days prior to such date and otherwise in the manner set forth in this Section 1.03.

Section 1.04. Adjournment. A meeting of stockholders convened on the date for which it was called may be adjourned from time to time by the chairman of the meeting, whether or not a quorum is present, to a time and date not more than 120 days after the original record date without notice other than announcement at the meeting. At an adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 1.05. Quorum. At any meeting of the stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting on any matter (after giving due effect to the provisions of Article 6, Section F of the Charter of the Corporation) constitutes a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by the Charter of the Corporation. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. The stockholders present either in person or by proxy at a meeting that has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave fewer than would be required to establish a quorum.

Section 1.06. Voting; Proxies.

(a) Voting. Subject to the limitations set forth in Article 6, Section F of the Charter of the Corporation, and any other provisions of the Charter of the Corporation that provide for a greater or lesser number of votes per share or limit or deny voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders, subject to the provisions of Article 6, Section F of the Charter. A majority of the total votes cast for and against a nominee for Director (after giving due effect to the provisions of Article 6, Section F of the Charter) at a meeting of stockholders duly called and at which a quorum is present shall be required to elect such nominee for Director; provided, however, that Directors shall be elected by a plurality of the votes cast at a meeting of stockholders for which the Board of Directors determines that the number of nominees for Director exceeds the number of Directors to be elected as of the record date for such meeting of stockholders. Each share may be voted (after giving due effect to the provisions of Article 6, Section F of the Charter) for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast (after giving due effect to the provisions of Article 6, Section F of the Charter) at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or the Charter of the Corporation for a specific action.

(b) Proxies. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. A stockholder may authorize another person to act as proxy by signing a writing authorizing such person to act as proxy. Signing may be accomplished by the stockholder or the stockholder’s authorized agent signing the writing or causing the stockholder’s signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may also authorize another person to act as proxy by transmitting or authorizing the transmission of a facsimile or other means of electronic transmission to the person authorized to act as proxy or to a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Such proxy or evidence of authorization of such proxy shall be filed with the Secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy. A proxy may be made irrevocable if the proxy so states, but only for so long as it is coupled with an interest.

Section 1.07. Conduct of Business.

(a) Conduct of Meeting. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting. In the absence of such appointment or appointed individual, the Chief Executive Officer or, in the case of a vacancy in the office or the absence of the Chief Executive Officer, the Chairman of the Board or, in the case of a vacancy in the office or the absence of the Chairman of the Board, one of the following officers present at the meeting in the order of their rank: the President, the Secretary, and the Chief Financial Officer/Treasurer, shall serve as chairman of the meeting. The Secretary, or, in the Secretary’s absence, an Assistant Secretary, or in the absence of both the Secretary and an Assistant Secretary, a person appointed by the Board of Directors or the chairman of the meeting shall act as secretary of the meeting. In the event that the Secretary presides at a meeting of the stockholders, an Assistant Secretary, or in the absence of Assistant Secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting.

(b) Order of Business; Rules and Regulations. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation: (i) restricting admission to the time set for the commencement of the meeting; (ii) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (iii) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (iv) limiting the time allotted to questions or comments; (v) determining when and for how long the polls should be opened and when the polls should be closed; (vi) maintaining order and security at the meeting; (vii) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (viii) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (ix) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders are not required to be held in accordance with Roberts Rules of Order or other rules of parliamentary procedure.

Section 1.08. Conduct of Voting.

(a) Inspectors of Election. The Board of Directors shall appoint one or more persons as inspectors of election, to act at the meeting or any adjournment thereof and make a written report thereof, in accordance with these Bylaws and applicable law. If an inspector or inspectors are not appointed, the chairman of the meeting shall appoint one or more inspectors. If a person who has been appointed as an inspector fails to appear or act, the Board of Directors or the chairman of the meeting may fill the vacancy. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the qualifications of voters, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

(b) Manner of Voting. All voting, except where otherwise required by applicable law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the Board of Directors or the chairman of the meeting. No candidate for election as a Director at a meeting shall serve as an inspector at such meeting.

(c) Voting by Certain Holders. Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, trust or other entity, if entitled to be voted, may be voted by the President or a Vice-President, a managing member, a manager, a general partner or a trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or other fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

(d) Stock Owned by the Corporation. Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

Section 1.09. Stockholder Nominations of Directors and Proposals.

(a) Nominations and Proposals for Annual Meetings of Stockholders.

(1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 1.09(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the requirements of this Section 1.09(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 1.09, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 1.09(a)(2) and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Chicago, Illinois Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Chicago, Illinois Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a Director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 1.09(a), the name and address of such stockholder, as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a Director or the proposal of other business on the date of such stockholder’s notice.

(3) Notwithstanding anything in this Section 1.09(a) to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of Directors in accordance with these Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.09(a) shall also be considered timely, but only with respect to nominees for such newly created Directorships for which the term of office will expire at the next annual meeting, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Chicago, Illinois Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4) For purposes of this Section 1.09, “Stockholder Associated Person” of any stockholder shall mean: (i) any person (I) controlling, directly or indirectly, (II) “acting in concert” (as defined in 12 C.F.R. § 225.41(b)(2) or 12 C.F.R. § 5.50(d)(2)) with, (III) who is a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) with, or (IV) who is a “participant” (as defined in Instruction 3 to Item 4 of Schedule 14A under the Exchange Act) in any solicitation of proxies with, such stockholder; or (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder.

(b) Nominations and Proposals for Special Meetings of Stockholders.

(1) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

(2) Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected: (i) pursuant to the Corporation’s notice of meeting; (ii) by or at the direction of the Board of Directors; or (iii) provided that the Board of Directors has determined that Directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in Section 1.09(a) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures and other requirements set forth in this Section 1.09.

(3) In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.09(a)(2) shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Chicago, Illinois Time on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) Additional Requirements for Stockholder Nominations and Proposals.

(1) Upon written request by the Secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 1.09. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 1.09.

(2) Only such individuals who are nominated in accordance with this Section 1.09 shall be eligible for election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 1.09. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 1.09.

(3) For purposes of this Section 1.09, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of Directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 1.09, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.09. Nothing in this Section 1.09 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Section 1.10. Participation via Conference Communications. The Board of Directors may, but shall not be obligated to, allow stockholders to participate in any annual or special meeting of stockholders by means of a conference telephone or other communications equipment to the fullest extent permitted by the MGCL.

Section 1.11. Place of Meetings. All meetings of stockholders shall be held at the place determined by the Board of Directors, and if the Board of Directors determines to hold a meeting solely by remote communication, the meeting need not be held at any place.

Section 1.12. Informal Action by Stockholders. Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of the stockholders’ meetings a unanimous consent in writing or by electronic transmission which sets forth the action and is given by each stockholder entitled to vote on the matter and a waiver in writing or by electronic transmission of any right to dissent given by each stockholder entitled to notice of the meeting but not entitled to vote at the meeting.

Article 2. Board of Directors

Section 2.01. General Powers, Number, Tenure and Qualifications.

(a) General Powers. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. The Board of Directors may, to the fullest extent permitted by the Charter of the Corporation, the MGCL and any other applicable law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Without limiting the generality of the foregoing, the Board of Directors shall have the unqualified power: (i) to authorize dividends and other distributions from time to time in accordance with law; (ii) to purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine; (iii) to authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith; (iv) to remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being; (v) to confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents; (vi) to adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for Directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; (vii) to adopt from time to time such insurance, retirement, and other benefit plans for Directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and (viii) to adopt from time to time regulations or policies, not inconsistent with these Bylaws, for the management of the Corporation’s business and affairs.

(b) Number of Directors. The Board of Directors may alter the number of Directors provided in the Charter at any time by establishing, increasing or decreasing the number of Directors pursuant to a resolution approved by a majority of the Whole Board (rounded up to the nearest whole number), provided that the number of Directors shall never be less than the minimum number of Directors required by the MGCL, and provided further that the tenure of office of a Director shall not be shortened by any increase or decrease in the number of Directors. The tenure of office of any Director elected to fill a vacancy arising from an increase in the number of Directors shall be determined as provided in Section 2.03.

(c) Tenure of Office. At the 2026 annual meeting of stockholders, each of the successors to the Directors whose terms expire at the 2026 annual meeting of stockholders shall be elected to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify. At the 2027 annual meeting of stockholders, each of the successors to the Directors whose terms expire at the 2027 annual meeting of stockholders shall be elected to serve until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualify. Beginning with the 2028 annual meeting of stockholders, all Directors shall be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

(d) Qualifications; Age Limit. Each Director shall be a stockholder of the Corporation. No person more than 75 years of age shall be eligible for election, reelection, appointment, or reappointment to the Board of the Corporation, but upon attaining age 75, a Director may serve for the remainder of the full term for which he or she was elected or chosen and shall hold office until his or her successor shall have been duly elected and qualified.

Section 2.02. Chairman of the Board. The Board of Directors shall annually elect a Chairman of the Board from among its members. The Chairman of the Board shall preside at all meetings of the Board of Directors and shall have such other duties as are provided in these Bylaws and as from time to time may be assigned by the Board of Directors. In the absence of the Chairman of the Board or if one is not elected, the Board of Directors shall designate another Director to perform such duties and functions.

Section 2.03. Vacancies, Including Newly Created Directorships. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors, however arising, including, without limitation, vacancies arising from the death, resignation, removal or disqualification of one or more Directors and from newly created or established Directorships, may be filled only by Board of Directors pursuant to a resolution approved by a majority of the remaining Directors then in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship and any applicable class in which such vacancy occurred. No decrease in the number of Directors constituting the Board of Directors shall shorten the tenure of any Director then in office. If for any reason any or all the Directors cease to be Directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining Directors hereunder (even if fewer than the minimum number of Directors required by the MGCL remain in office).

Section 2.04. Removal; Resignation. A Director may be removed only in accordance with the provisions of the Charter of the Corporation. Any Director may resign at any time by delivering his or her resignation to the Board of Directors, the Chairman of the Board or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 2.05. Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all Directors. A written notice of each regular meeting of the Board of Directors shall not be required.

Section 2.06. Special Meetings.

(a) Calling of Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, by the Chief Executive Officer, or by one-third (1/3) of the Directors then in office (rounded up to the nearest whole number), and shall be held at such place, on such date, and at such time as the Board of Directors or the person calling the meeting shall fix.

(b) Notice of Special Meetings. Notice of the place, date, and time of each such special meeting of the Board of directors shall be given to each Director who has not waived notice, except that the Board of Directors may adopt a resolution setting the place, date and time for holding one or more special meetings without giving notice other than such resolution. In the absence of such a resolution, notice of any special meeting of the Board of Directors shall be given by telephone, electronic mail, facsimile transmission, United States mail, personal delivery or courier to each Director at his or her business or residence address and/or telephone or facsimile number. The notice shall inform the recipient of the purpose and general business to be transacted at the special meeting.

(c) Time of Notice. Notice of a special meeting of the Board of Directors given by telephone, electronic mail or facsimile transmission or personal delivery shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. It shall not be necessary to give notice of any special meeting to any Director who attends the meeting except when a Director attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened, or to any Director who, in a writing executed and filed with the records of the meeting either before or after the meeting, waives such notice.

(d) When Notice is Deemed Given. Notice of a special meeting of the Board of Directors shall be deemed to be given: (i) by telephone, when the Director or his or her agent is personally given such notice in a telephone call to which the Director or his or her agent is a party; (ii) by electronic mail notice, upon transmission of the message to the electronic mail address given to the Corporation by the Director; (iii) by facsimile transmission, upon completion of the transmission of the message to the number given to the Corporation by the Director and receipt of a completed answer-back indicating receipt; (iv) by United States mail, when deposited in the United States mail properly addressed, with postage thereon prepaid; and (v) by courier, when deposited with or delivered to a courier properly addressed to the intended recipient.

Section 2.07. Quorum. A majority of the Directors then in office shall constitute a quorum for all purposes, provided that if there is only one Director, the one Director will constitute a quorum, and if there are two or three Directors, two Directors shall constitute quorum. If a quorum shall fail to be present at any meeting, a majority of the Directors present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof other than an announcement made prior to or at the time of adjournment. The Directors present at a meeting that has been duly called and convened but which has not been adjourned may continue to transact business until adjournment, notwithstanding the withdrawal of a sufficient number of Directors from the meeting to leave fewer than would be required to establish a quorum, and in such case, the action of the majority of Directors present shall constitute the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by the MGCL or other applicable law, the Charter of the Corporation or these Bylaws.

Section 2.08. Participation in Meetings by Conference Telephone. Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. A Director’s participation in a meeting by these means shall constitute his or her presence at the meeting.

Section 2.09. Conduct of Business; Board Action. At any regular or special meeting of the Board of Directors, business shall be transacted in such order and manner as the Chairman of the Board may from time to time determine. The action of a majority of the Directors at a meeting at which a quorum is present shall constitute the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by the MGCL or other applicable law, the Charter of the Corporation or these Bylaws.

Section 2.10. Action without a Meeting. Any action permitted or required to be taken at a meeting of the Board of Directors may be taken if a unanimous consent that sets forth the action is given in writing or by electronic transmission by each Director and filed in paper or electronic form with the minutes of the proceedings of the Board of Directors.

Section 2.11. Adjournment. Any regular of special meeting of the Board of Directors may be adjourned from time to time by the Chairman of the Board or by the Board of Directors pursuant to a resolution approved by a majority of the Directors present to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than an announcement made at or prior to the time of adjournment.

Section 2.12. Compensation of Directors. Pursuant to a resolution of the Board of Directors, the Corporation may compensate Directors for their services as Directors, including, without limitation, compensation for services as a member of the Board of Directors and as a member or the chairman of a committee of the Board of Directors, and may reimburse Directors for expenses incurred in performing such services as Directors, including expenses incurred in attending meetings of the Board of Directors and committees of the Board of Directors. Nothing in this Section 2.12 shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.13. Presumption of Assent. A Director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such Director: (a) announces his or her dissent to such action at the meeting, and (b) such dissent is (i) entered in the minutes of the meeting; (ii) filed in writing with the person acting as the secretary of the meeting before the meeting is adjourned; or (iii) forwarded in writing by such Director to the secretary of the meeting within 24 hours after the meeting is adjourned, by certified mail, return receipt requested, bearing a postmark from the United States Postal Service. A Director who votes in favor of an action or fails to make his or her dissent to such action known at the meeting at which such action is taken shall have no right to dissent to such action.

Section 2.14. Reliance upon Books, Reports and Records. In performing his or her duties, a Director shall be entitled to rely on any opinion, report or statement, including a financial statement of financial data, prepared or presented by: (a) an officer or employee of the Corporation whom the Director reasonably believes to be reliable and competent in the maters presented; (b) a lawyer, certified public accountant, appraiser, financial advisor, consultant, expert or other person as to a matter which the Director reasonably believes to be within such person’s professional or expert competence; or (c) a committee of the Board of Directors on which the Director does not serve as to a matter within its designated authority if the Director reasonably believes the committee to merit confidence. A Director who performs his or her duties in reliance on such an opinion, report or statement shall have immunities and protections to the fullest extent afforded by the MGCL and other applicable law.

Section 2.15. Ratification. The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter. Moreover, any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a Director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise may be ratified, before or after judgment, by the Board of Directors or by the stockholders and, if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 2.16. Emergency Provisions. Notwithstanding any other provision in the Charter of the Corporation or these Bylaws, this Section 2.16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article 2 of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any Director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many Directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of Directors necessary to constitute a quorum shall be one-third of the Whole Board.

Article 3. Committees

Section 3.01. Committees of the Board of Directors.

(a) General Provisions. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and such other committees as the Board of Directors deems necessary or desirable. The membership of the Audit Committee, the Compensation Committee and the Nominating Committee shall consist of independent directors to the extent required by the applicable rules of the Securities and Exchange Commission and the NASDAQ Stock Market. The Board of Directors may delegate to any committee so appointed any of the powers and authorities of the Board of Directors to the fullest extent permitted by the MGCL and any other applicable law.

(b) Composition. Each committee shall be composed of one or more Directors or any other number of members specified in these Bylaws. The Chairman of the Board may recommend committees, committee memberships, and committee chairmanships to the Board of Directors. The Board of Directors shall have the power at any time to establish committee charters, to appoint the chairman and the members of any committee, to change the membership of any committee, to fill all vacancies on committees, to designate alternate members to replace or act in the place of any absent or disqualified member of a committee, or to dissolve any committee.

(c) Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, if appointed, shall consist of not less than three members who meet the applicable independence requirements referenced in Section 3.01(a), and shall have authority: (i) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 1.09 of these Bylaws in order to determine compliance with such Bylaw provision; (ii) to recommend to the Board of Directors nominees for election to the Board of Directors to replace those Directors whose terms expire at the annual meeting of stockholders next ensuing; and (iii) to take such other actions as may be authorized or permitted pursuant to any resolution or committee charter approved by the Board of Directors. A member of the Corporate Governance and Nominating Committee who is proposed as a nominee for election to the Board of Directors shall not participate in any portion of a meeting of the Corporate Governance and Nominating Committee in which his or her nomination is discussed or voted upon.

(d) Issuance of Stock. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number or the maximum aggregate offering price of shares to be issued, a committee of the Board of Directors, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors. Any committee so designated may exercise the power and authority of the Board of Directors if the resolution that designated the committee or a supplemental resolution of the Board of Directors shall so provide.

Section 3.02. Conduct of Business.

(a) Procedures. The chairman of each committee shall determine the procedural rules for meeting and conducting the business of the committee, except as otherwise required by these Bylaws, applicable law or a resolution of the Board of Directors.

(b) Quorum; Committee Action. A majority of the members of a committee shall constitute a quorum unless the committee shall consist of one or two members, in which case one member of the committee shall constitute a quorum. If a quorum is present, the action of the majority of committee members present shall constitute the action of the committee unless the concurrence of a greater proportion is required for such action by the MGCL or other applicable law, the Charter of the Corporation, these Bylaws or the Board of Directors.

(c) Committee Meetings. Regular meetings of committees shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors or the committee and publicized among all members of the committee. A written notice of a regular committee meeting shall not be required. The chairman of a committee or any two members of the committee (if there are at least two members of the committee) may call and fix the time and place of any special meeting of a committee. Notice of special meetings of a committee shall be given in the same manner as notice for special meetings of the Board of Directors.

(d) Participation in Committee Meetings by Conference Telephone. Members of a committee of the Board of Directors may participate in a meeting of the committee by means of conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. A Director’s participation in a meeting by these means shall constitute his or her presence at the meeting.

(e) Action without a Meeting. Any action that is required or permitted to be taken at any meeting of a committee may be taken without a meeting if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

(f) Adjournment. Any regular or special meeting of a committee the Board of Directors may be adjourned from time to time by the chairman of the committee or a resolution approved by a majority of the members of the committee to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than an announcement made at or prior to the time of adjournment.

Article 4. Officers

Section 4.01. Generally.

(a) Offices; Election and Appointment. The officers of the Corporation shall include a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer/Treasurer, one or more Vice-Presidents, and such other officers as the Board may deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the Chief Executive Officer may from time to time appoint one or more Senior Vice-Presidents, Vice-Presidents, Assistant Vice-Presidents, Assistant Secretaries or Assistant Treasurers, in each case subject to the ratification of such appointments by the Board of Directors no less frequently than annually. Any two or more offices except President and Vice-President may be held by the same individual.

(b) Tenure. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided.

(c) Removal. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the Corporation and the person so removed. The Board of Directors may authorize any officer to remove subordinate officers.

(d) Resignation. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time as is required by any contract between the officer and the Corporation, or if no such contract exists, as is specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the officer and the Corporation.

(e) Interim Appointments; Vacancies. In the event of a vacancy in any office, the Board of Directors may fill such vacancy for the balance of the term. In the absence or incapacity of any officer, the Board of Directors may designate another person to fill such office on an acting basis.

(f) Powers and Duties. All officers shall each have such powers and duties as are specified in or assigned pursuant to this Article 4.

Section 4.02. Chief Executive Officer. Subject to the control of the Board of Directors, the Chief Executive Officer shall have general supervisory power and authority over the policies and affairs of the Corporation, the management and oversight of the administration and operation of the Corporation’s business, and such other duties, powers and authorities as are provided in these Bylaws, or as are from time to time assigned by the Board of Directors, or as are usually incident to the office of Chief Executive Officer. The Chief Executive Officer shall also see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect, and shall preside over each meeting of the stockholders unless the Board of Directors has designated another person to perform such functions. The person who is Chief Executive Officer may also serve as the Chairman of the Board and/or the President.

Section 4.03. President. The President shall have such duties as are provided in these Bylaws or as are from time to time may be assigned by the Board of Directors or the Chief Executive Officer. In the absence of the Chief Executive Officer or if one is not elected, the President shall perform the duties and exercise the functions of the Chief Executive Officer unless the Board of Directors has designated another person to perform such duties and exercise such duties and functions.

Section 4.04. Secretary. The Secretary shall issue notices of meetings, shall keep the minutes of the Corporation, shall have charge of the seal and the corporate books, shall sign or countersign such instruments as require his or her signature, shall maintain and preserve the Charter and Bylaws of the Corporation and the proceedings of regular and special meetings of the stockholders and the Board of Directors, and shall have such other duties, powers and authorities as are provided in these Bylaws, or as are from time to time assigned by the Board of Directors or the Chief Executive Officer, or as are usually incident to the office of Secretary. The Secretary, when present, shall act as Secretary of each regular and special meeting of the Board of Directors and of the stockholders unless the Board of Directors or the Chief Executive Officer designates another person to perform such duties and functions.

Section 4.05. Chief Financial Officer/Treasurer. The Chief Financial Officer/Treasurer shall have charge of all monies and securities of the Corporation, other than monies and securities of any division of the Corporation which has a treasurer or chief financial officer appointed by the Board of Directors, and shall keep regular books of account. The Chief Financial Officer/Treasurer shall deposit the funds of the Corporation in the name of the Corporation with such banks or trust companies or other entities as the Board of Directors from time to time shall designate or otherwise approve. The Chief Financial Officer/Treasurer shall sign or countersign such instruments as require his or her signature, and shall have such other duties, powers and authorities as are provided in these Bylaws, or as are from time to time assigned by the Board of Directors or the Chief Executive Officer, or as are usually incident to the office of Chief Financial Officer/Treasurer.

Section 4.06. Vice-Presidents. The Corporation may have one or more classes of Vice-Presidents, including Executive Vice-Presidents, Senior Vice-Presidents, Vice-Presidents and Assistant Vice-Presidents. All Vice-Presidents shall have such duties as are provided in these Bylaws and as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

Section 4.07. Other Officers. The Board of Directors may designate and fill such other offices in its discretion and the persons holding such other offices shall have such powers and shall perform such duties as the Board of Directors or Chief Executive Officer may from time to time assign.

Section 4.08. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, or any officer of the Corporation authorized by the Chief Executive Officer, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting or otherwise with respect to any action of stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other Corporation.

Article 5. Stock

Section 5.01. Certificates of Stock. Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the MGCL. In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

Section 5.02. Transfers of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5.06, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 5.03. Record Dates or Closing of Transfer Books. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than 10 days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days before the date of such meeting. If no record date is fixed and the stock transfer books are not closed for the determination of stockholders: (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Directors, declaring the dividend or allotment of rights, is adopted. When a determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been made as provided in this section, such determination shall continue to apply to the meeting if adjourned or postponed, except when the determination has been made through the closing of the transfer books and the stated period of closing has expired, or when the meeting is adjourned or postponed to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

Section 5.04. Stock Ledger. The Corporation shall maintain a stock ledger that contains the name and address of each stockholder and the number of shares of stock of each class that the stockholder holds. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock or, if none, at the principal executive offices of the Corporation.

Section 5.05. Certification of Beneficial Owners. The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of a certification that complies with the procedure adopted by the Board of Directors in accordance with this Section, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 5.06. Lost Stock Certificates. The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one that is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

Section 5.07. Regulations. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

Article 6. Finance

Section 6.01. Checks, Drafts and Other Instruments. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation, shall be signed by such officer of the Corporation as shall from time to time be determined by the Board of Directors. In the absence of such a determination by the Board of Directors, all such checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, of the Corporation shall be signed by any two of the following officers: the Chief Executive Officer, the President, the Chief Financial Officer/Treasurer, or an Assistant Treasurer.

Section 6.02. Annual Statement of Affairs. The Chief Executive Officer or the Chief Financial Officer/Treasurer shall prepare annually a full and correct statement of the affairs of the Corporation, which shall include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders, and within 20 days after the meeting, placed on file at the Corporation’s principal office.

Section 6.03. Fiscal Year. The fiscal year of the Corporation shall be the 12 calendar month period ending on December 31st of each year.

Section 6.04. Dividends. Distributions upon the stock of the Corporation, including dividends, may be authorized by the Board of Directors and may be paid in money, property or stock, subject to the provisions of the MGCL, any other applicable law and the Charter of the Corporation. If a stock dividend or stock split is not considered a distribution under the MGCL, it may be authorized by the Board of Directors in accordance with the provisions of the MGCL.

Section 6.05. Loans. No loans constituting borrowed money shall be contracted on behalf of the Corporation and no evidence of indebtedness for borrowed money shall be issued in its name unless authorized by the Board of Directors. Such authority may be general or confined to specific instances.

Section 6.06. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any of depositories as the Board of Directors may designate or approve.

Article 7. Miscellaneous

Section 7.01. Principal Office. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 7.02. Additional Offices. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require. The principal executive office of the Corporation shall be 15 W 060 North Frontage Road, Burr Ridge, Illinois 60527, unless the Board of Directors designates a different principal executive office.

Section 7.03. Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 7.04. Corporate Seal. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

Section 7.05. Notices.

(a) Notices to the Corporation. All notices required to be given to the Corporation shall be given as provided in these Bylaws or as required by applicable law. If applicable law or these Bylaws do not specify the manner of giving notice to the Corporation in a specific situation, such notice shall be in writing and shall sent by United States mail, personal delivery or private courier to the Corporation at its principal executive office, in each case addressed to the Chief Executive Officer and the Secretary of the Corporation. Unless these Bylaws or applicable law require otherwise, notices given to the Corporation by personal delivery, private courier or United States mail and addressed in the manner specified above shall be effective only upon actual receipt by the Corporation, and notices given to the Corporation by telephone, facsimile transmission, electronic mail or any other means shall be ineffective, whether or not actually received by the Corporation.

(b) Other Notices. All notices required to be given to any stockholder, director, officer, employee or agent of the Corporation may be effectively given by personal delivery, private courier or United States mail unless a different manner of notice is required by these Bylaws, the MGCL, any other applicable law or contract. The Corporation may also effectively give notice to a stockholder, director, officer, employee or agent of the Corporation by electronic mail or facsimile transmission provided that promptly after the transmission of such notice the Corporation sends a paper copy of such notice to the recipient by personal delivery, private courier or United States mail. All notices to any stockholder, director, officer, employee or agent shall be addressed to him, her or it at his, her or its last known address as the same appears on the books of the Corporation. All notices sent to any such stockholder, director, officer, employee or agent shall be deemed to be given if sent: (i) by personal delivery when personally delivered to the intended recipient; (ii) by United States mail, when deposited in the United States mail, properly addressed to the intended recipient, with postage thereon prepaid; (iii) by courier, when deposited with or delivered to a courier properly addressed to the intended recipient; (iv) by electronic mail, upon transmission of the message to the electronic mail address given by the intended recipient to the Corporation or appearing on its books and records, provided that a documentary copy of such notice is also sent to the recipient as provided herein; and (v) by facsimile transmission, upon completion of the transmission of the message to the number given by the intended recipient to the Corporation or appearing on its books and records and receipt of a completed answer-back indicating receipt, provided that a documentary copy of such notice is also sent to the recipient as provided herein.

Section 7.06. Waiver of Notice. A waiver in writing or by electronic transmission of any notice, given by the corporation or a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to the Corporation or such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 7.07. Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

Section 7.08. Control Share Acquisition Opt-out. Notwithstanding any other provision of the Charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the MGCL (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, shall, to the extent provided by any successor Bylaw, apply to any prior or subsequent control share acquisition.

Article 8. Amendments

The Board of Directors is vested with the power to adopt, amend, alter or repeal any provision of these Bylaws. Pursuant to a proposal that is submitted to the stockholders for approval at a duly called annual or special meeting of stockholders in accordance with Section 1.02 or 1.09 of Article 1 of these Bylaws, and is otherwise in compliance with applicable law, the stockholders may amend, alter or repeal any provision of the Bylaws and adopt new provisions of the Bylaws, provided that any such amendment, alteration, repeal or adoption is approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

Article 9. Exclusive Forum for Certain Litigation

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any Director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any Director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter of the Corporation or these Bylaws, or (d) any action asserting a claim against the Corporation or any Director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

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BankFinancial Corporation

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IMPORTANT ANNUAL MEETING INFORMATION

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Chicago, Illinois Time, on July 21, 2025.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

BankFinancial Corporation Annual Meeting Proxy Card

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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

1. Election of Directors - To elect two directors for a three-year term and until their successors are duly elected and qualify:

01 – John M. Hausmann   02 – Aaron J. O'Connor

☐ Vote FOR all nominees   ☐ WITHHOLD vote from all nominees

☐ For All EXCEPT   01 ☐   02 ☐

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The Board of Directors recommends a vote FOR Proposal 3.

The Board of Directors recommends a vote FOR Proposal 4.

The Board of Directors recommends a vote AGAINST Proposal 5.

5. A stockholder proposal regarding hiring an investment banking firm, if properly presented at the annual meeting.   For ☐   Against ☐   Abstain ☐

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof as permitted by law.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

The undersigned acknowledge(s) receipt from the Company, prior to the execution of this proxy, of a Notice of the Annual Meeting of Stockholders, a Proxy Statement dated June16, 2025 and the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, the signature of any joint holder is required. A proxy executed by a corporation or other legal entity should be signed in its name by an authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - BANKFINANCIAL CORPORATION

Proxy for Annual Meeting of Stockholders July 21, 2025

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BANKFINANCIAL CORPORATION

The person(s) granting this proxy, whose signature(s) appear(s) on the reverse side of this proxy, hereby appoint(s) Cassandra J. Francis, F. Morgan Gasior, Debra R. Zukonik and each of them, with full power of substitution, acting by a majority of those present and voting, or if only one is present and voting, then that one, to act as attorneys and proxies for the person(s) granting this proxy to vote all shares of common stock of BankFinancial Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on July 21, 2025 at 11:00 a.m., Chicago, Illinois Time, at Chicago Marriott Southwest at Burr Ridge, 1200 Burr Ridge Pkwy., Burr Ridge, Illinois 60527 and any adjournments or postponements thereof, with all the powers the undersigned would possess if present.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE RATIFICATION OF THE ENGAGEMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY, "FOR" THE ADVISORY, NON-BINDING RESOLUTION TO APPROVE OUR EXECUTIVE COMPENSATION, "FOR" THE AMENDMENT TO OUR CHARTER TO DIVEST THE BOARD OF DIRECTORS OF ITS EXCLUSIVE POWER TO AMEND OUR BYLAWS, AND "AGAINST" THE APPROVAL OF THE STOCKHOLDER PROPOSAL REGARDING HIRING AN INVESTMENT BANKING FIRM. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE SUCH SHARES AT SAID MEETING OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy continues and must be signed on the reverse side.

Thank you for voting.

C Non-Voting Items

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